UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01028

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Ivy Funds
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

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Date of fiscal year end: December 31

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Date of reporting period: December 31, 2003

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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Ivy Funds

Cash Reserves Fund

Cundill Global Value Fund

Dividend Income Fund

European Opportunities Fund

Global Natural Resources Fund

International Fund

International Value Fund

Pacific Opportunities Fund

      Annual Report
December 31, 2003

CONTENTS

3	Cash Reserves Fund
12	Cundill Global Value Fund
31	Dividend Income Fund
48	European Opportunities Fund
66	Global Natural Resources Fund
85	International Fund
105	International Value Fund
123	Pacific Opportunities Fund
141	Notes to Financial Statements
164	Independent Auditors' Report
165	Shareholder Meeting Results
167	Income Tax Information
169	Directors & Officers
175	Annual Privacy Notice
177	Householding Notice

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors unless accompanied with or preceded by a fund's current prospectus and current performance information.

THE INVESTMENTS OF CASH RESERVES FUND

December 31, 2003
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Commercial Paper
Banks - 5.84%
Citicorp,
1.08%, 2-10-04	$350	$349,580
Lloyds TSB Bank PLC,
1.08%, 1-22-04	200	199,874
		549,454
Chemicals - Petroleum and Inorganic - 2.66%
du Pont (E.I.) de Nemours and Company,
1.07%, 1-20-04	250	249,859

Food and Related - 7.12%
Archer Daniels Midland Company,
1.06%, 1-20-04	270	269,849
Golden Peanut Co.,
1.1%, 2-13-04	400	399,475
		669,324
Health Care - Drugs - 3.72%
Alcon Capital Corporation (Nestle S.A.),
1.06%, 2-9-04	350	349,598

Household - General Products - 6.38%
Clorox Company (The),
1.04%, 1-13-04	100	99,965
Fortune Brands Inc.,
1.1%, 1-5-04	500	499,939
		599,904
Motor Vehicles - 1.43%
Hyundai Motor Finance Co. (Bank of America N.A.),
1.05%, 1-2-04	134	133,996

Multiple Industry - 7.97%
BOC Group Inc.,
1.15%, 1-15-04	450	449,799
General Electric Capital Corporation,
1.09%, 1-21-04	300	299,818
		749,617

Total Commercial Paper - 35.12%		3,301,752

Notes
Banks - 8.48%
Bank One, N.A.,
1.04%, 2-24-04	500	499,991
Wells Fargo & Company,
9.125%, 2-1-04	295	296,901
		796,892
Notes (Continued)
Beverages - 1.09%
Diageo Capital plc,
6.625%, 6-24-04	$100	$102,564

Business Equipment and Services - 1.76%
Berkeley Hills Country Club, Inc.
(Wachovia Bank, N.A.),
1.21%, 1-8-04	165	165,000

Health Care - Drugs - 4.27%
Merck & Co., Inc.,
4.489%, 2-22-04 (A)	400	401,822

Health Care - General - 2.13%
ACTS Retirement - Life Communities, Inc.,
Variable Rate Demand Bonds, Series 2003A,
1.25%, 1-8-04	200	200,000

Real Estate Investment Trusts - 6.01%
Brentwood Apartments of Mooresville, L.L.C.
(Wachovia Bank, N.A.),
1.21%, 1-8-04	565	565,000

Retail - General Merchandise - 4.33%
Wal-Mart Stores, Inc.,
5.199%, 6-1-04	400	406,780

Utilities - Telephone - 8.86%
BellSouth Corporation,
4.16%, 4-26-04 (A)	500	504,269
SBC Communications Inc.,
4.18%, 6-5-04	325	329,061
		833,330

Total Notes - 36.93%		3,471,388

TOTAL CORPORATE OBLIGATIONS - 72.05%		$6,773,140
(Cost: $6,773,140)

MUNICIPAL OBLIGATIONS

California - 6.80%
California Pollution Control Financing Authority,
Environmental Improvement Revenue Bonds, Air
Products Manufacturing Corporation, Taxable
Series 1997A,
1.145%, 1-5-04	339	339,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
1.24%, 1-7-04	$300	$300,000
		639,000
Colorado - 4.15%
Colorado Health Facilities Authority, Revenue
Refunding Bonds (Christian Living Campus -
University Hills Project), Series 1997
(U.S. Bank, National Association),
1.3%, 1-7-04	390	390,000

New York - 1.06%
The City of New York, General Obligation Bonds,
Fiscal 1995 Series B, Taxable Adjustable Rate
Bonds (Bayerische Landesbank Girozentrale,
New York Branch),
1.14% 2-3-04	100	100,000

TOTAL MUNICIPAL OBLIGATIONS - 12.01%		$1,129,000
(Cost: $1,129,000)

UNITED STATES GOVERNMENT SECURITIES

Federal Farm Credit Bank,
1.1%, 5-14-04	500	499,869
Federal Home Loan Bank,
1.05%, 7-16-04	200	200,000
Overseas Private Investment Corporation:
1.1%, 1-7-04	315	315,000
1.12%, 1-7-04	465	465,116

TOTAL UNITED STATES GOVERNMENT SECURITIES - 15.75%		$1,479,985
(Cost: $1,479,985)

TOTAL INVESTMENT SECURITIES - 99.81%		$9,382,125
(Cost: $9,382,125)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.19%		18,259

NET ASSETS - 100.00%		$9,400,384

Notes to Schedule of Investments

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $906,091 or 9.64% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      CASH RESERVES FUND

December 31, 2003
 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $9,382) (Notes 1 and 3)	$9,382
Receivables:
Interest	66
Fund shares sold	61
Prepaid registration fees	8
Other	34

Total assets	9,551

LIABILITIES
Payable to Fund shareholders	113
Due to custodian	27
Accrued shareholder servicing (Note 2)	5
Dividends payable	3
Accrued management fee (Note 2)	3

Total liabilities	151

Total net assets	$9,400

NET ASSETS
Capital paid in	$9,400

Net assets applicable to outstanding units of capital	$9,400

Net asset value per share (net assets divided by shares outstanding):
Class A	$1.00
Class B	$1.00
Class C	$1.00
Capital shares outstanding:
Class A	6,234
Class B	2,982
Class C	184

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      CASH RESERVES FUND

For the Fiscal Year Ended December 31, 2003
 (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$184

Expenses (Note 2):
Investment management fee	61
Shareholder servicing:
Class A	36
Class B	13
Class C	2
Accounting and administrative services fees	25
Custodian fees	20
Audit fees	11
Legal fees	8
Registration fees	7
Other	88

Total	271
Less expenses in excess of contractual amount (Note 2)	(143)

Total expenses	128

Net investment income	56

Net increase in net assets resulting from operations	$56

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      CASH RESERVES FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$56	$163

Net increase in net assets resulting from operations	56	163

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	(33)	(105)
Class B	(18)	(53)
Class C	(5)	(5)

	(56)	(163)

Capital share transactions (Note 5)	(12,202)	1,499

Total increase (decrease)	(12,202)	1,499
NET ASSETS
Beginning of period	21,602	20,103

End of period	$9,400	$21,602

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 9 - 11.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CASH RESERVES FUND

Class A Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.33%	0.78%	3.12%	5.37%	4.16%
Net assets, end of period (in millions)	$6	$15	$13	$20	$19
Ratio of expenses to average net assets including reimbursement	0.85%	0.88%	0.87%	0.85%	0.88%
Ratio of net investment income to average net assets including reimbursement	0.35%	0.78%	3.12%	5.38%	4.17%
Ratio of expenses to average net assets excluding reimbursement	1.80%	1.73%	1.59%	1.52%	1.40%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.60%	-0.07%	2.40%	4.71%	3.65%

*Not shown due to rounding.

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CASH RESERVES FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.36%	0.85%	3.19%	5.35%	4.30%
Net assets, end of period (in millions)	$3	$6	$7	$6	$7
Ratio of expenses to average net assets including reimbursement	0.83%	0.80%	0.80%	0.87%	0.77%
Ratio of net investment income to average net assets including reimbursement	0.38%	0.85%	3.19%	5.36%	4.28%
Ratio of expenses to average net assets excluding reimbursement	1.77%	1.65%	1.52%	1.54%	1.29%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.56%	0.00%	2.47%	4.69%	3.76%

*Not shown due to rounding.

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CASH RESERVES FUND

Class C Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.00 *	0.01 (1)	0.03	0.05	0.04
Less dividends declared	(0.00)*	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.40%	0.74%	3.10%	5.65%	4.14%
Net assets, end of period (in thousands)	$184	$813	$519	$1,975	$372
Ratio of expenses to average net assets including reimbursement	0.72%	0.84%	0.88%	0.72%	0.87%
Ratio of net investment income to average net assets including reimbursement	0.52%	0.82%	3.10%	5.51%	4.18%
Ratio of expenses to average net assets excluding reimbursement	1.66%	1.69%	1.60%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.42%	-0.03%	2.38%	4.84%	3.66%

*Not shown due to rounding.

(1)Based on average shares outstanding.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF CUNDILL GLOBAL VALUE FUND

      December 31, 2003

The Ivy Cundill Global Value Fund is subadvised by Peter Cundill & Associates, Inc. The following is an interview with portfolio manager Peter Cundill.

This report relates to the operation of Ivy Cundill Global Value Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund did well in 2003, with Advisor Class* shares of the Fund increasing 37.11 percent. This compared with the Morgan Stanley Capital International World Index (reflecting the performance of securities that generally represent the global stock market), which increased 33.11 percent during the period, and the Lipper Global Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 32.10 percent during the period.

Why did the Fund outperform its benchmark index during the fiscal year?

The decline in the equity markets in the first quarter of 2003 - due to war in Iraq, SARS and weak confidence in general - led to a greater "margin of safety" (the difference between the underlying value of a company and the price we are paying) in our investments and gave us the opportunity to buy more. As a result, all our investments in the Fund contributed to performance during the fiscal year. Due to our exposure in North American and Asian equities at the beginning of the year, the performance predominantly came from these respective regions. None of the Fund's investments were below their respective purchase costs at the end of the year.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Fiscal and monetary stimulus in the U.S. helped to boost GDP significantly, and the economic improvement was reflected in higher equity valuations. In Japan, we believe the economy continues to see signs of a recovery such as lower unemployment, a recovery in the manufacturing sector, a boost in capital spending, an increase in corporate earnings and an increase in bonuses resulting in hints of inflation due to the reform efforts of Prime Minister Koizumi.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During the year, we continued to predominantly hedge our international currency exposure. The hedges had an overall negative impact on the Fund's return, as the U.S. dollar weakened against major international currencies. However, we believe it has been a meaningful opportunity cost, for hedging allowed us to focus our attention solely on picking stocks. Throughout the period we continued to employ our value-investment discipline regardless of market conditions. The Fund was still predominantly invested in Asia, especially in Japan, due to the value opportunities that we felt it presented. There was, in our view, an insatiable appetite for foreign investments in Asia, particularly in China and Japan. However, we believe it has become more important to understand the strengthening economic relationship between the two countries and how it benefits them since China entered the World Trade Organization (WTO). Despite their history, we feel there is an ongoing "unconscious partnership" between the Chinese and Japanese, since this partnership is mutually beneficial economically. As a result, we continue to be pleased with the positioning of the Fund, as we think several of our Japanese investments could potentially benefit from expansion and growth in China over the long term.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

We continue to focus on investments in the consumer, media and financial industries. Geographically, we believe Japan and Asia ex-Japan continues to offer more compelling valuations than North America and Europe, despite the continued appreciation in the equity markets. Going forward, we are optimistic about our exposure to Asia, as we continue to find ideas that we believe offer ample margins of safety. However, we remain cautious, as we believe there are fewer ideas than there were early in 2003. In the year ahead, we will continue to diligently search for value opportunities around the world.

Respectfully,

Peter Cundill
Manager
Cundill Global Value Fund

*Please note that the Ivy Cundill Global Value Advisor Class Shares are no longer available for investment.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy Cundill Global Value Fund, Class Advisor
Morgan Stanley Capital International World Index and
Lipper Global Funds Universe Average
		Ivy Cundill Global Value Fund, Class Advisor	Morgan Stanley Capital International World Index	Lipper Global Funds Universe Average
	9- 4-00 Purchase	10,000	10,000	10,000
	12-31-00	10,466	8,974	9,268
	12-31-01	10,243	7,464	7,801
	12-31-02	9,028	5,980	6,355
	12-31-03	12,378	7,960	8,395

=====	Ivy Cundill Global Value Fund, Class Advisor(1) - $12,378
+++++	Morgan Stanley Capital International World Index(2) - $7,960
--	Lipper Global Funds Universe Average(2) - $8,395

(1)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2000.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)	Class I(4)

1-year period ended 12-31-03	28.58%	31.34%	35.47%	-	37.11%	37.12%
Since inception of Class through 12-31-03(5)	4.43%	9.75%	9.97%	-	5.93%	26.19%
Cumulative return since inception of Class(5)	-	-	-	16.28%	-	-

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)Advisor Class shares and Class I shares are no longer available for investment. (5)9-4-01 for Class A shares, 9-26-01 for Class B shares, 10-19-01 for Class C shares, 7-24-03 for Class Y shares, 4-19-00 for Advisor Class shares and 11-5-02 for Class I shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF CUNDILL GLOBAL VALUE FUND

GOAL

Cundill Global Value Fund

      Seeks long-term capital growth. Any income realized will be incidental.

Strategy

Ivy Cundill Global Value Fund invests primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) throughout the world, including emerging market countries, that the Fund's management team, Peter Cundill & Associates, the Fund's sub-advisor, believes are trading below their estimated "intrinsic value."

"Intrinsic value" is the perceived realizable market value, determined through the management team's analysis of the companies' financial statements (and includes factors such as earnings, cash flows, dividends, business prospects, management capabilities and other catalysts for potentially increasing shareholder value).

Founded

2000

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Advisor Class Shares

(This class is no longer available for investment.)

Per Share Data

For the Fiscal Year Ended December 31, 2003

Dividends paid	$0.06

Net asset value on
12-31-03	$11.37
12-31-02	8.34

Change per share	$3.03

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CUNDILL GLOBAL VALUE FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	28.58%	36.43%	31.34%	35.34%
5-year period ended 12-31-03	-	-	-	-
10-year period ended 12-31-03	-	-	-	-
Since inception of Class(F)	4.43%	7.13%	9.75%	10.92%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)9-  4-01 for Class A shares and 9-26-01 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)

1-year period ended 12-31-03	35.47%	-	37.11%
5-year period ended 12-31-03	-	-	-
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	9.97%	-	5.93%
Cumulative return since inception of class(F)	-	16.28%	-

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges.

(E)See Note 5 to financial statements.

(F)10-19-01 for Class C shares, 7-24-03 for Class Y shares and 4-19-00 for Advisor Class shares (the date on which shares were first acquired and continuously held by shareholders). International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF CUNDILL GLOBAL VALUE FUND

Portfolio Highlights

On December 31, 2003, Cundill Global Value Fund had net assets totaling $52,294,716 invested in a diversified portfolio of:

64.65%	Common Stocks
35.35%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of Cundill Global Value Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Pacific Basin	$50.49
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$35.35
Other	$5.29
United States	$5.16
Canada	$2.46
Europe	$1.25

Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$35.35
Consumer Nondurables Stocks	$19.53
Financial Services Stocks	$17.71
Consumer Services Stocks	$10.15
Multi-Industry Stocks	$6.68
Consumer Durables Stocks	$3.21
Shelter Stocks	$2.12
Health Care Stocks	$2.01
Business Equipment and Services Stocks	$1.99
Raw Materials Stocks	$1.25

THE INVESTMENTS OF CUNDILL GLOBAL VALUE FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Bermuda - 4.76%
Guoco Group Limited (A)	272,000	$1,996,960
Jardine Strategic Holdings Limited	120,000	492,000
		2,488,960
Canada - 2.46%
Fairfax Financial Holdings Limited (A)	1,000	174,940
Legacy Hotels Real Estate Investment Trust (A)	200,000	1,111,025
		1,285,965
Germany - 1.25%
Henkel Kommanditgesellschaft auf Aktien (A)	9,000	651,998

Hong Kong - 5.21%
CITIC Pacific Limited (A)	550,000	1,392,037
First Pacific Company Limited (A)*	6,074,000	1,329,993
		2,722,030
India - 0.53%
Videsh Sanchar Nigam Limited, ADR	42,000	277,200

Japan - 42.33%
AIFUL Corporation (A)	31,700	2,319,981
Asatsu-DK Inc. (A)	40,400	1,040,878
Coca-Cola West Japan Company Limited (A)	112,100	2,197,526
Kirin Brewery Company, Limited (A)	235,000	2,005,041
Lion Corporation (A)	405,000	2,162,521
NIPPONKOA Insurance Company, Limited (A)	410,000	2,269,592
Nikko Cordial Corporation (A)	120,000	668,752
Nintendo Co., Ltd. (A)	18,000	1,680,280
Nippon Television Network Corporation (A)	14,650	2,178,525
Sankyo Co., Ltd. (A)	56,000	1,053,349
Shiseido Company, Limited (A)	189,000	2,298,875
Tokyo Broadcasting System, Inc. (A)	142,000	2,262,721
		22,138,041
Korea - 2.95%
Korea Tobacco & Ginseng Corporation (A)	85,340	1,482,617
Korea Tobacco & Ginseng Corporation, GDR (B)	7,000	61,460
		1,544,077
United States - 5.16%
Liberty Media Corporation, Class A*	73,000	867,970
Loews Corporation	37,000	1,829,650
		2,697,620

TOTAL COMMON STOCKS - 64.65%		$33,805,891
(Cost: $28,298,724)

THE INVESTMENTS OF CUNDILL GLOBAL VALUE FUND

December 31, 2003
UNREALIZED LOSS ON OPEN FORWARD CURRENCY CONTRACTS - (1.73%)	Face Amount in Thousands		Value

Eurodollar, 1-29-04 (C)	EUR	172	$(20,041)
Eurodollar, 3-16-04 (C)	EUR	287	(20,320)
Hong Kong Dollar, 1-29-04 (C)	HKD	10,143	(7,305)
Hong Kong Dollar, 3-16-04 (C)	HKD 21,860		939
Japanese Yen, 1-29-04 (C)	JPY 695,550		(587,488)
Japanese Yen, 3-16-04 (C)	JPY 1,428,997		(265,819)
Korean Won, 1-29-04 (C)	KRW 742,755		(5,552)
Korean Won, 3-16-04 (C)	KRW 868,359		1,462
			$(904,124)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Food and Related - 4.69%
General Mills, Inc.,
1.17%, Master Note	$2,454	2,454,000

Security and Commodity Brokers - 3.53%
UBS Finance Delaware LLC,
0.95%, 1-2-04	1,845	1,844,951

Total Commercial Paper - 8.22%		4,298,951

Repurchase Agreement - 2.72%
J.P. Morgan Securities Inc., 0.7% Repurchase
Agreement dated 12-31-03, to be repurchased at
$1,422,055 on 1-2-04 (D)	1,422	1,422,000

United States Government Security - 23.90%
Treasury Obligation
Student Loan Marketing Association,
0.75%, 1-5-04	12,500	12,498,958

TOTAL SHORT-TERM SECURITIES - 34.84%		$18,219,909
(Cost: $18,219,909)

TOTAL INVESTMENT SECURITIES - 97.76%		$51,121,676
(Cost: $46,518,633)

CASH AND OTHER ASSETS, NET OF LIABILITIES- 2.24%		1,173,040

NET ASSETS - 100.00%		$52,294,716

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of this security amounted to 0.12% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro; HKD - Hong Kong Dollar; JPY - Japanese Yen; KRW - Korean Won).
(D)Collateralized by $1,419,862 United States Treasury Bond, 7.625% due 2-15-25; market value and accrued interest aggregate $1,451,709.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      CUNDILL GLOBAL VALUE FUND

December 31, 2003
 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $46,519) (Notes 1 and 3)	$51,122
Cash	1
Receivables:
Fund shares sold	1,197
Dividends and interest	147

Total assets	52,467

LIABILITIES
Payable to Fund shareholders	87
Accrued management fee (Note 2)	39
Accrued distribution and service fees (Note 2)	20
Accrued shareholder servicing (Note 2)	10
Accrued accounting and administrative services fees (Note 2)	3
Other	13

Total liabilities	172

Total net assets	$52,295

NET ASSETS
Capital paid in	$47,738
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(158)
Accumulated undistributed net realized gain on investment transactions	111
Net unrealized appreciation in value of investments	4,604

Net assets applicable to outstanding units of capital	$52,295

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.41
Class B	$11.26
Class C	$11.19
Class Y	$11.40
Advisor Class	$11.37
Class I	$11.33
Capital shares outstanding:
Class A	2,588
Class B	666
Class C	1,004
Class Y	100
Advisor Class	250
Class I	5

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      CUNDILL GLOBAL VALUE FUND

For the Fiscal Year Ended December 31, 2003
 (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $35)	$312
Interest and amortization	43

Total income	355

Expenses (Note 2):
Investment management fee	166
Registration fees	53
Distribution fee:
Class B	27
Class C	25
Shareholder servicing:
Class A	22
Class B	14
Class C	10
Class Y	-	*
Advisor Class	4
Class I	-	*
Service fee:
Class A	17
Class B	9
Class C	8
Class Y	1
Custodian fees	20
Accounting and administrative services fees	19
Audit fees	12
Administrative fee:
Class A	1
Class B	1
Class C	-	*
Class Y	-	*
Advisor Class	1
Class I	-	*
Other	28

Total	438
Less expenses in excess of contractual amount (Note 2)	(27)

Total expenses	411

Net investment loss	(56)

* Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (Continued)

      CUNDILL GLOBAL VALUE FUND

For the Fiscal Year Ended December 31, 2003
 (In Thousands)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	$777
Realized net loss on forward currency contracts	(71)
Realized net loss on foreign currency transactions	(2)

Realized net gain on investments	704

Unrealized appreciation in value of securities during the period	5,688
Unrealized depreciation in value of forward currency contracts during the period	(849)

Unrealized appreciation in value of investments during the period	4,839

Net gain on investments	5,543

Net increase in net assets resulting from operations	$5,487

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      CUNDILL GLOBAL VALUE FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(56)	$- *
Realized net gain (loss) on investments	704	(502)
Unrealized appreciation (depreciation)	4,839	(297)

Net increase (decrease) in net assets resulting from operations	5,487	(799)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(81)	-
Class B	-	-
Class C	-	-
Class Y	(3)	N/A
Advisor Class	(16)	-
Class I	- *	- *
Realized gains on investment transactions:
Class A	-	(13)
Class B	-	(18)
Class C	-	(5)
Class Y	-	N/A
Advisor Class	-	(13)
Class I	-	-
	(100)	(49)

Capital share transactions (Note 5)	41,413	4,268

Total increase	46,800	3,420
NET ASSETS
Beginning of period	5,495	2,075

End of period	$52,295	$5,495

Undistributed net investment income (loss)	$(158)	$-

*Not shown due to rounding.

(1)See "Financial Highlights" on pages 25 - 30.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Class A Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal year ended	For the period from 9-4-01(1) to
	12-31-03	12-31-02	12-31-01

Net asset value, beginning of period	$8.39	$9.64		$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.00	)(2)	0.01
Net realized and unrealized gain (loss) on investments	3.05	(1.17)		(0.23)

Total from investment operations	3.06	(1.17)		(0.22)

Less distributions from:
Net investment income	(0.04)	(0.00)		(0.02)
Capital gains	(0.00)	(0.08)		(0.27)

Total distributions	(0.04)	(0.08)		(0.29)

Net asset value, end of period	$11.41	$8.39		$9.64

Total return(3)	36.43%	-12.17%		-2.07%
Net assets, end of period (in thousands)	$29,530	$1,403	$213
Ratio of expenses to average net assets including reimbursement	2.05%	2.28%		4.47	%(4)
Ratio of net investment income to average net assets including reimbursement	0.18%	0.02%		0.94	%(4)
Ratio of expenses to average net assets excluding reimbursement	2.21%	4.97%		31.77	%(4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	0.02%	-2.67%		-26.36	%(4)
Portfolio turnover rate	24%	122%		57%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

(4)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Class B Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal year ended	For the period from 9-26-01(1) to
	12-31-03	12-31-02	12-31-01

Net asset value, beginning of period	$8.32	$9.61		$9.26

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05	)(2)	0.01
Net realized and unrealized gain (loss) on investments	3.00	(1.16)		0.62

Total from investment operations	2.94	(1.21)		0.63

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.08)		(0.26)

Total distributions	(0.00)	(0.08)		(0.28)

Net asset value, end of period	$11.26	$8.32		$9.61

Total return	35.34%	-12.62%		6.91%
Net assets, end of period (in millions)	$7	$2		$1
Ratio of expenses to average net assets including reimbursement	3.20%	2.84%		6.04	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	-1.13%	-0.54%		0.60	%(3)
Ratio of expenses to average net assets excluding reimbursement	3.36%	5.53%		39.53	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-1.29%	-3.23%	-32.89		%(3)
Portfolio turnover rate	24%	122%		57%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Class C Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the fiscal year ended	For the period from 10-19-01(1) to
	12-31-03	12-31-02	12-31-01

Net asset value, beginning of period	$8.26	$9.57		$9.44

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.07	)(2)	0.01
Net realized and unrealized gain (loss) on investments	2.96	(1.16)		0.40

Total from investment operations	2.93	(1.23)		0.41

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.08)		(0.26)

Total distributions	(0.00)	(0.08)		(0.28)

Net asset value, end of period	$11.19	$8.26		$9.57

Total return	35.47%	-12.88%		4.44%
Net assets, end of period (in thousands)	$11,235	$446		$30
Ratio of expenses to average net assets including reimbursement	2.93%	3.10%		7.71	%(3)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.83%	-0.80%		0.99	%(3)
Ratio of expenses to average net assets excluding reimbursement	3.10%	5.79%		51.61	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-1.00%	-3.49%	- 42.91		%(3)
Portfolio turnover rate	24%	122%		57%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Class Y Shares
 For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$9.84

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	1.58

Total from investment operations	1.60

Less distributions from:
Net investment income	(0.04)
Capital gains	(0.00)

Total distributions	(0.04)

Net asset value, end of period	$11.40

Total return	16.28%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets including reimbursement	1.76	%(2)
Ratio of net investment income to average net assets including reimbursement	0.55	%(2)
Ratio of expenses to average net assets excluding reimbursement	2.09	%(2)
Ratio of net investment income to average net assets excluding reimbursement	0.22	%(2)
Portfolio turnover rate	24	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3) For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 4-19-00(2) to
	2003	2002	2001	12-31-00

Net asset value, beginning of period	$8.34	$9.55	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04 (3)	0.03	0.05
Net realized and unrealized gain (loss) on investments	3.10	(1.17)	(0.25)	0.41

Total from investment operations	3.09	(1.13)	(0.22)	0.46

Less distributions from:
Net investment income	(0.06)	(0.00)	(0.02)	(0.19)
Capital gains	(0.00)	(0.08)	(0.28)	(0.20)

Total distributions	(0.06)	(0.08)	(0.30)	(0.39)

Net asset value, end of period	$11.37	$8.34	$9.55	$10.07

Total return	37.11%	-11.86%	-2.13%	4.66%
Net assets, end of period (in millions)	$3	$2	$1	$1
Ratio of expenses to average net assets including reimbursement	2.12%	1.83%	1.40%	1.95	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.07%	0.47%	0.37%	0.70	%(4)
Ratio of expenses to average net assets excluding reimbursement	2.28%	4.52%	10.30%	19.15	%(4)
Ratio of net investment loss to average net assets excluding reimbursement	-0.23%	-2.22%	-8.53%	-16.50	%(4)
Portfolio turnover rate	24%	122%	57%	53%

(1)See Note 5 to financial statements.

(2)Commencement of operations of the class.

(3)Based on average shares outstanding.

(4)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      CUNDILL GLOBAL VALUE FUND

Class I Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31, 2003	For the period from 11-5-02(2) to 12-31-02

Net asset value, beginning of period	$8.31	$8.85

Income (loss) from investment operations:
Net investment income	0.00	0.26
Net realized and unrealized gain (loss) on investments	3.08	(0.72)

Total from investment operations	3.08	(0.46)

Less distributions from:
Net investment income	(0.06)	(0.00)
Capital gains	(0.00)	(0.08)

Total distributions	(0.06)	(0.08)

Net asset value, end of period	$11.33	$8.31

Total return	37.12%	-5.23%
Net assets, end of period (in thousands)	$57	$42
Ratio of expenses to average net assets including reimbursement	2.03%	11.51	%(3)
Ratio of net investment income to average net assets including reimbursement	0.03%	2.96	%(3)
Ratio of expenses to average net assets excluding reimbursement	2.20%	28.44	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	-0.13%	-13.97	%(3)
Portfolio turnover rate	24%	122%

(1)See Note 5 to financial statements.

(2)Commencement of operations of the class.

(3)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF DIVIDEND INCOME FUND

      December 31, 2003

An interview with David Ginther, portfolio manager of
Ivy Dividend Income Fund.

This report relates to the operation of Ivy Dividend Income Fund for the fiscal period ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on June 30, 2003.

How did the Fund perform since its inception?

The Class A shares of the Fund increased 10.70 percent during the period before the impact of sales load, and, after the impact of sales load, increased 4.34 percent. This compares with the Russell 1000 Index (the index that generally reflects the performance of the large cap market), which increased 15.63 percent, and the Lipper Equity Income Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which increased 14.87 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected the Fund's performance since its inception?

The Fund focused on what we felt were high-quality, large-cap companies with strong cash flow. It was underweight in technology and consumer discretionary stocks due to the low number of large-cap companies that pay dividends in these sectors. The Fund was negatively affected by strong performance that came from the more aggressive, lower quality, non-dividend paying stocks.

What other market conditions or events influenced the Fund's performance since its inception?

The most important event affecting the Fund was the tax legislation signed into law by President Bush that reduced the effective tax rate paid on dividends and capital gains from 38.6 percent to 15 percent. We believe that the favorable change in tax rates on dividends will put pressure on companies' managements to increase or initiate dividends. We also believe that dividends will become more important as investors focus on total returns and companies that pay a higher dividend.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund continues to focus on large-cap, dividend-paying growth stocks. We believe that high-quality companies that are leaders in their industry with strong earnings and cash flow will accelerate dividend payouts in the future. Late in 2003, we increased our cyclical exposure due to the economic recovery, strong consumer spending (despite the unemployment rate increasing slightly) and the weaker dollar. We believe the economic recovery was stronger than expected due to lower interest rates, a successful military campaign in Iraq, fiscal stimulus and the President's tax cuts.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?

During the period, we focused on companies with yields equal to or higher than the market. We looked for companies with strong balance sheets and cash flow that we felt could increase their dividend in a slowly improving economy. Areas of emphasis included pharmaceuticals, financials and energy.

Looking forward, we intend to continue to focus on energy, basic industry cycles and financials that we feel are sensitive to an economic recovery. We believe each area has attractive fundamentals that have the potential to benefit from higher capital spending and a full economic recovery next year. As always, we intend to continue to focus on large-cap, high quality stocks that we believe can grow their dividend payout.

Respectfully,

David Ginther
Manager
Dividend Income Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy Dividend Income Fund, Class A
Russell 1000 Index and
Lipper Equity Income Funds Universe Average
		Ivy Dividend Income Fund, Class A	Russell 1000 Index	Lipper Equity Income Funds Universe Average
	6-30-03 Purchase	9,425	10,000	10,000
	9-30-03	9,392	10,300	10,207
	12-31-03	10,433	11,563	11,483

=====	Ivy Dividend Income Fund, Class A(1) - $10,433
+++++	Russell 1000 Index(2) - $11,563
--	Lipper Equity Income Funds Universe Average(2) - $11,483

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Aggregate Total Return(2)

	Class A	Class B	Class C	Class Y

Since inception of Class through 12-31-03(3)	4.34%	5.36%	9.38%	10.78%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)6-30-03 for Class A shares, Class B shares, Class C shares, and Class Y shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME FUND

GOALS

Dividend Income Fund

      Seeks to provide income and long-term capital growth.

Strategy

Ivy Dividend Income Fund commenced operations on June 30, 2003. The Fund seeks to achieve its goals by investing primarily in dividend-paying common stocks that Waddell & Reed Ivy Investment Company believes also demonstrate favorable prospects for long-term capital growth. Although the Fund invests primarily in large companies, it may invest in companies of any size. The Fund will invest primarily in domestic securities but may also invest up to 25% of its total assets in foreign securities.

Founded

2003

Scheduled Dividend Frequency

Quarterly (March, June, September and December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Period Ended December 31, 2003

Dividend paid	$0.04

Net asset value on
12-31-03	$11.03
6-30-03	10.00

Change per share	$1.03

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF Dividend Income FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	WithSales Load(B)	WithoutSales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	-	-	-	-
5-year period ended 12-31-03	-	-	-	-
10-year period ended 12-31-03	-	-	-	-
Cumulative return since inception of Class(F)	4.34%	10.70%	5.36%	10.36%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period. (F)6-30-2003 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Class C
Period	With CDSC(B)	Without CDSC(C)	Class Y(D)

1-year period ended 12-31-03	-	-	-
5-year period ended 12-31-03	-	-	-
10-year period ended 12-31-03	-	-	-
Cumulative return since inception of class(E)	9.38%	10.38%	10.78%
(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.

(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.

(D)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(E)6-30-03 for Class C shares and for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

SHAREHOLDER SUMMARY OF DIVIDEND INCOME FUND

Portfolio Highlights

On December 31, 2003, Dividend Income Fund had net assets totaling $22,598,499 invested in a diversified portfolio of:

90.77%	Common Stocks
9.23%	Cash and Cash Equivalents

As a shareholder of Dividend Income Fund, for every $100 you had invested on December 31, 2003, your Fund owned:
Financial Services Stocks	$15.38
Energy Stocks	$14.41
Health Care Stocks	$11.13
Consumer Nondurables Stocks	$10.01
Cash and Cash Equivalents	$9.23
Technology Stocks	$9.06
Utilities Stocks	$7.89
Raw Materials Stocks	$4.81
Consumer Services Stocks	$4.76
Capital Goods Stocks	$3.73
Shelter Stocks	$3.37
Transportation Stocks	$2.38
Retail Stocks	$1.94
Business Equipment and Services Stocks	$1.90

THE INVESTMENTS OF DIVIDEND INCOME FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Aircraft - 1.94%
Boeing Company (The)	5,150	$217,021
Lockheed Martin Corporation	4,300	221,020
		438,041
Aluminum - 0.97%
Alcoa Incorporated	5,750	218,500

Banks - 10.12%
Bank of America Corporation	8,150	655,505
Citigroup Inc.	13,250	643,155
U.S. Bancorp	14,900	443,722
Wells Fargo & Company	9,250	544,732
		2,287,114
Beverages - 3.36%
Anheuser-Busch Companies, Inc.	4,100	215,988
Coca-Cola Company (The)	6,400	324,800
Diageo plc, ADR	4,150	219,369
		760,157
Business Equipment and Services - 1.90%
Genuine Parts Company	12,900	428,280

Capital Equipment - 2.78%
Caterpillar Inc.	2,550	211,701
Deere & Company	6,400	416,320
		628,021
Chemicals - Petroleum and Inorganic - 2.88%
Dow Chemical Company (The)	5,200	216,164
du Pont (E.I.) de Nemours and Company	4,750	217,978
Goodrich Corporation	7,300	216,737
		650,879
Chemicals - Specialty - 0.96%
Air Products and Chemicals, Inc.	4,100	216,603

Communications Equipment - 0.86%
Nokia Corporation, Series A, ADR	11,400	193,800

Computers - Peripherals - 5.29%
Microsoft Corporation	23,650	648,720
SAP Aktiengesellschaft, ADR	13,150	546,514
		1,195,234
Electrical Equipment - 0.95%
Emerson Electric Co.	3,300	213,675

Electronic Components - 0.97%
Microchip Technology Incorporated	6,600	219,978

Finance Companies - 2.87%
Fannie Mae	2,900	217,674
SLM Corporation	11,450	431,436
		649,110
Food and Related - 0.90%
ConAgra Foods, Inc.	7,750	204,522

Health Care - Drugs - 4.35%
Abbott Laboratories	9,250	431,050
Pfizer Inc.	15,650	552,915
		983,965
Health Care - General - 3.90%
Johnson & Johnson	6,350	328,041
Wyeth	13,050	553,973
		882,014
Hospital Supply and Management - 2.88%
Medtronic, Inc.	13,400	651,374

Hotels and Gaming - 2.81%
Mandalay Resort Group	4,650	207,948
Starwood Hotels & Resorts Worldwide, Inc.	11,900	428,043
		635,991
Household - General Products - 3.39%
Clorox Company (The)	6,750	327,780
Colgate-Palmolive Company	4,350	217,717
Procter & Gamble Company (The)	2,200	219,736
		765,233
Petroleum - Domestic - 6.16%
Anadarko Petroleum Corporation	8,450	431,035
Burlington Resources Inc.	5,800	321,204
Equitable Resources, Inc.	5,000	214,600
Patterson-UTI Energy, Inc.*	12,900	424,345
		1,391,184
Petroleum - International - 4.90%
Exxon Mobil Corporation	16,300	668,300
Royal Dutch Petroleum Company, NY Shares	8,400	440,076
		1,108,376
Petroleum - Services - 3.35%
Baker Hughes Incorporated	10,000	321,600
Schlumberger Limited	7,950	435,024
		756,624
Publishing - 1.95%
Knight-Ridder, Inc.	5,700	441,009

Real Estate Investment Trust - 3.37%
Equity Office Properties Trust	7,500	214,875
ProLogis	7,100	227,839
Simon Property Group, Inc.	6,900	319,746
		762,460
Retail - General Merchandise - 1.94%
May Department Stores Company (The)	15,050	437,504

Savings and Loans - 0.47%
Capitol Federal Financial	2,950	106,436

Security and Commodity Brokers - 1.92%
Merrill Lynch & Co., Inc.	3,700	217,005
Morgan Stanley	3,750	217,012
		434,017
Tobacco - 2.36%
Altria Group, Inc.	9,800	533,316

Trucking and Shipping - 2.38%
United Parcel Service, Inc., Class B	7,200	536,760

Utilities - Electric - 3.82%
Dominion Resources, Inc.	5,100	325,533
FPL Group, Inc.	3,300	215,886
Southern Company	10,650	322,162
		863,581
Utilities - Telephone - 4.07%
SBC Communications Inc.	14,100	367,587
Verizon Communications Inc.	9,450	331,506
Vodafone Group Plc, ADR	8,800	220,352
		919,445

TOTAL COMMON STOCKS - 90.77%		$20,513,203
(Cost: $18,744,175)

THE INVESTMENTS OF DIVIDEND INCOME FUND

December 31, 2003
SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Commercial Paper - 4.59%
Food and Related
General Mills, Inc.,
1.17%, Master Note	$1,036	$1,036,000

Repurchase Agreement - 3.37%
J.P. Morgan Securities Inc., 0.7% Repurchase
Agreement dated 12-31-03, to be repurchased
at $762,030 on 1-2-04 (A)	762	762,000

TOTAL SHORT-TERM SECURITIES - 7.96%		$1,798,000
(Cost: $1,798,000)

TOTAL INVESTMENT SECURITIES - 98.73%		$22,311,203
(Cost: $20,542,175)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.27%		287,296

NET ASSETS - 100.00%		$22,598,499

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Collateralized by $761,490 United States Treasury Bond, 7.625% due 2-15-25; market value and accrued interest aggregate $778,570.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      DIVIDEND INCOME FUND

December 31, 2003
 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $20,542) (Notes 1 and 3)	$22,311
Cash	2
Receivables:
Fund shares sold	234
Dividends and interest	35
Prepaid registration fees	32

Total assets	22,614

LIABILITIES
Payable to Fund shareholders	12
Accrued shareholder servicing (Note 2)	3
Accrued accounting and administrative services fees (Note 2)	1

Total liabilities	16

Total net assets	$22,598

NET ASSETS
Capital paid in	$20,835
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	8
Accumulated undistributed net realized loss on investment transactions	(14)
Net unrealized appreciation in value of investments	1,769

Net assets applicable to outstanding units of capital	$22,598

Net asset value per share (net assets divided by shares outstanding):
Class A	$11.03
Class B	$11.03
Class C	$11.03
Class Y	$11.03
Capital shares outstanding:
Class A	1,426
Class B	139
Class C	428
Class Y	55

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      DIVIDEND INCOME FUND

For the Fiscal Period Ended December 31, 2003
 (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$138
Interest and amortization	9

Total income	147

Expenses (Note 2):
Investment management fee	42
Registration fees	26
Distribution fee:
Class B	3
Class C	10
Class Y	1
Service fee:
Class A	10
Class B	1
Class C	3
Shareholder servicing:
Class A	8
Class B	1
Class C	4
Class Y	-	*
Custodian fees	7
Accounting and administrative services fee	3
Audit fees	2
Legal	4

Total	125
Less expenses in excess of voluntary waiver of management fee (Note 2)	(42)

Total expenses	83

Net investment income	64

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(14)
Unrealized appreciation in value of investments during the period	1,769

Net gain on investments	1,755

Net increase in net assets resulting from operations	$1,819

* Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      DIVIDEND INCOME FUND

(In Thousands)

For the period ended December 31, 2003
INCREASE IN NET ASSETS
Operations:
Net investment income	$64
Realized net loss on investments	(14)
Unrealized appreciation	1,769

Net increase in net assets resulting from operations	1,819

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(49)
Class B	(1)
Class C	(3)
Class Y	(3)

(56)

Capital share transactions (Note 5)	20,835

Total increase	22,598
NET ASSETS
Beginning of period	0

End of period	$22,598

Undistributed net investment income	$8

(1)See "Financial Highlights" on pages 44 - 47.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      DIVIDEND INCOME FUND

Class A Shares
 For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 6-30-03(1) to 12-31-03
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain on investments	1.03

Total from investment operations	1.07

Less distributions from:
Net investment income	(0.04)
Capital gains	(0.00)

Total distributions	(0.04)

Net asset value, end of period	$11.03

Total return(2)	10.70%
Net assets, end of period (in millions)	$16
Ratio of expenses to average net assets including voluntary expense waiver	1.11%	(3)
Ratio of net investment income to average net assets including voluntary expense waiver	1.34%	(3)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.81%	(3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.64%	(3)
Portfolio turnover rate	16%

(1)Commencement of operations of the class.

(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      DIVIDEND INCOME FUND

Class B Shares
 For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 6-30-03(1) to 12-31-03
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.03

Total from investment operations	1.04

Less distributions from:
Net investment income	(0.01)
Capital gains	(0.00)

Total distributions	(0.01)

Net asset value, end of period	$11.03

Total return	10.36%
Net assets, end of period (in million)	$2
Ratio of expenses to average net assets including voluntary expense waiver	2.03	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.36	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.73%	(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	-0.34%	(2)
Portfolio turnover rate	16%

(1)Commencement of operations of the class.

(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      DIVIDEND INCOME FUND

Class C Shares
 For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 6-30-03(1) to 12-31-03
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.03

Total from investment operations	1.04

Net investment income	(0.01)
Capital gains	(0.00)

Total distributions	(0.01)

Net asset value, end of period	$11.03

Total return	10.38%
Net assets, end of period (in millions)	$5
Ratio of expenses to average net assets including voluntary expense waiver	1.98	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.45	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	2.68%	(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.25%	(2)
Portfolio turnover rate	16%

(1)Commencement of operations of the class.

(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      DIVIDEND INCOME FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 6-30-03(1) to 12-31-03
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	1.03

Total from investment operations	1.08

Less distributions from:
Net investment income	(0.05)
Capital gains	(0.00)

Total distributions	(0.05)

Net asset value, end of period	$11.03

Total return	10.78%
Net assets, end of period (in thousands)	$604
Ratio of expenses to average net assets including voluntary expense waiver	1.25	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.08	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.95%	(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.38%	(2)
Portfolio turnover rate	16%

(1)Commencement of operations of the class.

(2)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF EUROPEAN OPPORTUNITIES FUND

December 31, 2003

The Ivy European Opportunities Fund is subadvised by Henderson Investment Management Ltd. The following is an interview with portfolio manager Stephen Peak.

This report relates to the operation of Ivy European Opportunities Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund performed quite well in 2003, outperforming both its benchmark index and peer group. Class A shares of the Fund increased 51.02 percent before the impact of sales load, and, after the impact of sales load, increased 42.34 percent. This compared with the Morgan Stanley Capital International Europe Index (reflecting the performance of securities that generally represent the European stock market), which increased 38.55 percent during the period; and the Lipper European Region Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 37.44 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund outperform its benchmark index during the fiscal year?

In our view, cautious stock selection and an opportunistic investment strategy were the primary drivers of outperformance during the year. We focused on what we felt were high-quality companies with stable earnings growth, and we continued our flexible approach to market capitalization, investing in small-, mid- and large-cap stocks that we believed offered good value.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Following a rally in the last quarter of 2002, European markets struggled during the first quarter of 2003 against a disappointing economic and corporate backdrop, which was made more acute by the institutional selling of equities. European equity markets were dominated by the war with Iraq during the first half of the year, first falling as uncertainty built before sentiment ultimately improved after a quick resolution to the conflict. The subsequent market rally during the second quarter was led by cyclical-recovery stocks and those that were more geared toward a recovery. An example of this was the insurance sector, an area in which we began to reduce our underweight exposure. This constituted a turnaround from the first quarter, where traditionally defensive consumer-related sectors typically outperformed "recovery stocks."

During the second half of the year, hopes of a recovery in the ailing German economy were given a significant boost, and economic indicators at year-end continued to suggest a pick-up in activity. The rally in the market was characterized by a strong bounce in cyclicals as well as formerly distressed, lower-quality companies. European smaller companies performed well, with solid dividends and cash-flow yields offering support. Continental Europe took advantage of improved cost structures and companies' management began to demonstrate more confidence in their earnings outlook.

Toward the end of the year, sector trends were mixed, with technology significantly underperforming as investors rotated out of higher-beta sectors. Unusually, given a rising market, there were pockets of strength in defensive areas, with pharmaceuticals being one of the strongest performers.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Throughout the period, we took profits from some of our best-performing holdings across a range of sectors. We also trimmed selected stocks that had done well but in which we had less confidence going forward. However, there were no fundamental changes to the portfolio as we continued to maintain a cautious stance, focusing on what we felt were high-quality companies that offered stable earnings growth and good visibility.

What industries did you emphasize during the fiscal year, and what looks attractive to you going forward?

Investor sentiment has improved against a backdrop of better economic news on both sides of the Atlantic. As a result, we are comfortable with the Fund's pro-recovery stance, but the focus will likely remain on "softer cyclicals" - what we see as better-quality companies with a higher degree of earnings predictability. Nevertheless, we will seek to act decisively on any hint of economic or corporate disappointments as the year unfolds.

Respectfully,

Stephen Peak
Manager
European Opportunities Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy European Opportunities Fund, Class A
Morgan Stanley Capital International Europe Index and
Lipper European Region Funds Universe Average
		Ivy European Opportunities Fund, Class A	Morgan Stanley Capital International Europe Index	Lipper European Region Funds Universe Average
	5- 4-99 Purchase	9,425	10,000	10,000
	12-31-99	29,743	12,077	13,274
	12-31-00	31,084	11,063	12,799
	12-31-01	24,661	8,862	10,153
	12-31-02	23,848	7,233	8,541
	12-31-03	36,016	10,021	11,739

=====	Ivy European Opportunities Fund, Class A(1) - $36,016
+++++	Morgan Stanley Capital International Europe Index(2) - $10,021
--	Lipper European Region Funds Universe Average(2) - $11,739

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1999.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)	Class I(4)

1-year period ended 12-31-03	42.34%	45.73%	49.69%	-	51.12%	51.28%
Since inception of Class through 12-31-03(5)	31.63%	32.02%	14.69%	-	33.66%	-5.42%
Cumulative return since inception of Class(5)	-	-	-	34.14%	-	-
(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)Advisor Class shares and Class I shares are no longer available for investment.

(5)5-4-99 for Class A shares, 5-24-99 for Class B shares, 10-24-99 for Class C shares, 7-24-03 for Class Y shares, 5-3-99 for Advisor Class and 3-16-00 for Class I shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A large portion of the Fund's since inception return is attributable to investments in initial public offerings without which the Fund's return would have been lower.

SHAREHOLDER SUMMARY OF EUROPEAN OPPORTUNITIES FUND

GOAL

European Opportunities Fund

Seeks long-term capital growth by investing in the securities markets of Europe.

Strategy

Ivy European Opportunities Fund invests at least 80% of its net assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of European companies, which may include:

  large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings)
  small-capitalization companies in the more developed markets of Europe companies operating in Europe's emerging markets

The Fund's sub-advisor, Henderson Investment Management, Ltd., uses a "bottom-up" investment approach, focusing on prospects for long-term earnings growth.

Founded

1999

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended December 31, 2003
Dividends paid	$0.04

Net asset value on
12-31-03	$19.89
12-31-02	13.20

Change per share	$6.69

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF EUROPEAN OPPORTUNITIES FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	42.34%	51.02%	45.73%	49.73%
5-year period ended 12-31-03	-	-	-	-
10-year period ended 12-31-03	-	-	-	-
Since inception of Class(F)	31.63%	33.31%	32.02%	32.18%
(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)5-4-99 for Class A shares and 5-24-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)

1-year period ended 12-31-03	49.69%	-	51.12%
5-year period ended 12-31-03	-	-	-
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	14.69%	-	33.66%
Cumulative return since inception of Class(F)	-	34.14%	-
(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges.

(E)See Note 5 to financial statements.

(F)10-24-99 for Class C shares, 7-24-03 for Class Y shares and 5-3-99 for Advisor Class shares (the date on which shares were first acquired by shareholders).

A large portion of the Fund's since inception return is attributable to investments in initial public offerings without which the Fund's return would have been lower.

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF EUROPEAN OPPORTUNITIES FUND

Portfolio Highlights

On December 31, 2003, European Opportunities Fund had net assets totaling $96,781,470 invested in a diversified portfolio of:

93.59%	Common Stocks
6.41%	Cash and Cash Equivalents

As a shareholder of European Opportunities Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Europe	$79.78
Scandinavia	$7.47
Cash and Cash Equivalents	$6.41
South America	$3.45
Other	$1.68
Pacific Basin	$1.21

Financial Services Stocks	$15.79
Consumer Nondurables Stocks	$13.02
Utilities Stocks	$10.71
Retail Stocks	$10.66
Capital Goods Stocks	$6.63
Consumer Durables Stocks	$6.54
Cash and Cash Equivalents	$6.41
Business Equipment and Services Stocks	$5.10
Technology Stocks	$4.10
Shelter Stocks	$3.79
Consumer Services Stocks	$3.70
Health Care Stocks	$3.49
Raw Materials Stocks	$3.16
Transportation Stocks	$2.74
Energy Stocks	$2.21
Multi-Industry Stocks	$1.95

THE INVESTMENTS OF EUROPEAN OPPORTUNITIES FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Argentina - 3.45%
NDS Group plc, ADR*	150,000	$3,337,500

Australia - 1.21%
Centamin Egypt Limited (A)*	5,000,000	1,174,201

Austria - 2.76%
Andritz AG (A)	30,000	1,434,396
Erste Bank der oesterreichischen Sparkassen AG (A)	10,000	1,234,324

		2,668,720

Belgium - 0.61%
Omega Pharma S.A. (A)	18,626	591,366

Bermuda - 1.68%
Alea Group Holdings (Bermuda) Ltd (A)*	355,031	1,628,231

Finland - 3.62%
Elcoteq Network Corporation, Class A (A)	120,000	2,415,984
Sampo Oyj, Class A (A)	105,000	1,084,774

		3,500,758

France - 7.60%
Compagnie de Saint-Gobain (A)	41,000	2,004,765
Eiffage (A)	8,000	948,453
Renault (A)	30,000	2,067,496
THOMSON (A)	110,000	2,337,996

		7,358,710

Germany - 11.82%
Deutsche Post AG (A)	87,500	1,799,137
Freenet.de AG (A)*	22,000	1,543,881
Henkel Kommanditgesellschaft auf Aktien (A)	26,100	1,890,795
Hypo Real Estate Holding AG (A)*	49,100	1,215,570
mobilcom Aktiengesellschaft (A)*	70,000	1,127,107
Porsche AG (A)	3,250	1,918,355
PUMA Aktiengesellschaft Rudolf Dassler Sport (A)	11,000	1,944,404

		11,439,249

Greece - 6.78%
Coca-Cola Hellenic Bottling Company S.A. (A)	50,000	1,041,937
Folli-Follie SA (A)	26,000	753,420
National Bank of Greece S.A. (A)	70,400	1,836,027
OPAP S.A. (A)(B)	75,000	1,084,774
Public Power Corporation S.A. (A)	75,000	1,852,053

		6,568,211

Ireland - 2.56%
DEPFA BANK plc (A)	19,700	2,474,557

Italy - 1.65%
ENEL S.p.A. (A)	235,000	1,595,852

Netherlands - 13.10%
Buhrmann NV (A)	183,000	$1,593,181
Heijmans N.V., Certicaaten Van Aandelen (A)	60,000	1,443,845
Koninklijke Ahold N.V. (A)*	316,666	2,409,764
Koninklijke KPN N.V. (A)*	158,000	1,218,273
Koninklijke Wessanen nv, Certicaaten Van Aandelen (A)	180,000	2,129,483
New Skies Satellites N.V. (A)*	230,000	1,666,218
Unilever N.V., Certicaaten Van Aandelen (A)	34,000	2,221,078

		12,681,842

Norway - 0.79%
Storebrand ASA (A)*	116,000	753,473

Spain - 3.23%
Altadis, S.A. (A)	60,000	1,700,865
Red Electrica de Espana, S.A. (A)	87,000	1,424,947

		3,125,812

Sweden - 3.06%
Investor AB, Class C (A)	88,000	850,354
Song Networks Holding AB (A)*	225,000	2,111,633

		2,961,987

Switzerland - 2.24%
Credit Suisse Group, Registered Shares (A)	29,000	1,060,318
Roche Holdings AG, Genussschein (A)	11,000	1,108,799

		2,169,117

United Kingdom - 27.43%
Center Parcs (UK) Group Plc (A)*	429,000	832,536
Centrica plc (A)	275,000	1,035,456
EasyJet plc (A)*	163,000	852,259
Enterprise Inns plc (A)	26,316	476,184
HMV Group plc (A)	475,000	1,415,555
Imperial Tobacco Group PLC (A)	55,000	1,079,623
Inter-Alliance Group PLC (A)(B)*	21,000,000	816,944
Interserve Plc (A)	216,000	925,085
Jarvis plc (A)	300,000	1,109,513
Kensington Group plc (A)	143,000	838,610
Man Group plc (A)	90,000	2,346,439
Matalan PLC (A)	360,000	1,169,204
Persimmon plc (A)	101,462	972,287
Photo-Me International Plc (A)*	1,200,928	2,485,945
Punch Taverns plc (A)	526,790	4,089,247
Regal Petroleum plc (A)(B)*	1,000,000	2,141,400
"Shell" Transport and Trading Company, p.l.c. (The) (A)	140,000	1,038,044
Smith & Nephew plc (A)	200,000	1,674,753
Taylor Woodrow plc (A)	263,000	1,253,094

		26,552,178

TOTAL COMMON STOCKS - 93.59%		$90,581,764

(Cost: $68,197,939)

THE INVESTMENTS OF EUROPEAN OPPORTUNITIES FUND

December 31, 2003
SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Chemicals - Specialty - 1.43%
Air Products and Chemicals, Inc.,
0.90%, 1-2-04	$1,386	$1,385,965

Finance Companies - 2.07%
USAA Capital Corp.,
1.04%, 1-15-04	2,000	1,999,191

Food and Related - 1.02%
General Mills, Inc.,
1.17%, Master Note	990	990,000

Security and Commodity Brokers - 2.07%
UBS Finance Delaware LLC,
0.98%, 1-5-04	2,000	1,999,782

TOTAL SHORT-TERM SECURITIES - 6.59%		$6,374,938

(Cost: $6,374,938)

TOTAL INVESTMENT SECURITIES - 100.18%		$96,956,702

(Cost: $74,572,877)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.18%)		(175,232)

NET ASSETS - 100.00%		$96,781,470

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $4,043,118 or 4.18% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      EUROPEAN OPPORTUNITIES FUND

December 31, 2003
 (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $74,573) (Notes 1 and 3)	$96,957
Cash	3
Receivables:
Fund shares sold	413
Dividends and interest	212

Total assets	97,585

LIABILITIES
Payable to Fund shareholders	355
Payable for investment securities purchased	249
Accrued management fee (Note 2)	77
Accrued distribution and service fees (Note 2)	51
Accrued shareholder servicing (Note 2)	32
Accrued accounting and administrative services fees (Note 2)	4
Other	36

Total liabilities	804

Total net assets	$96,781

NET ASSETS
Capital paid in	$153,408
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(114)
Accumulated undistributed net realized loss on investment transactions	(78,914)
Net unrealized appreciation in value of investments	22,401

Net assets applicable to outstanding units of capital	$96,781

Net asset value per share (net assets divided by shares outstanding):
Class A	$19.89
Class B	$19.36
Class C	$19.43
Class Y	$19.89
Advisor Class	$20.03
Class I	$20.04
Capital shares outstanding:
Class A	1,889
Class B	1,503
Class C	1,192
Class Y	138
Advisor Class	209
Class I	1

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      EUROPEAN OPPORTUNITIES FUND

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $218)	$1,736
Interest and amortization	30

Total income	1,766

Expenses (Note 2):
Investment management fee	703
Distribution fee:
Class B	179
Class C	143
Shareholder servicing:
Class A	93
Class B	106
Class C	79
Class Y	1
Advisor Class	14
Class I	-	*
Service fee:
Class A	54
Class B	60
Class C	48
Class Y	2
Custodian fees	72
Accounting and administrative services fees	59
Administrative fee:
Class A	8
Class B	9
Class C	7
Class Y	-	*
Advisor Class	2
Class I	-	*
Audit fees	25
Legal fees	16
Other	195

Total	1,875

Net investment loss	(109)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(22,546)
Realized net gain on foreign currency transactions	111

Realized net loss on investments	(22,435)
Unrealized appreciation in value of securities during the period	53,169

Net gain on investments	30,734

Net increase in net assets resulting from operations	$30,625

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      EUROPEAN OPPORTUNITIES FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(109)	$(314)
Realized net loss on investments	(22,435)	(20,870)
Unrealized appreciation	53,169	17,646

Net increase (decrease) in net assets resulting from operations	30,625	(3,538)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(80)	-
Class B	-	-
Class C	-	-
Class Y	(9)	N/A
Advisor Class	(27)	-
Class I	- *	-

	(116)	-

Capital share transactions (Note 5)	(3,890)	(24,954)

Total increase (decrease)	26,619	(28,492)
NET ASSETS
Beginning of period	70,162	98,654

End of period	$96,781	$70,162

Undistributed net investment income (loss)	$(114)	$-

(1)See "Financial Highlights" on pages 60 - 65.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Class A Shares
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,						For the period from 5- 4-99(1) to
	2003	2002		2001		2000	12-31-99

Net asset value, beginning of period	$13.20	$13.65		$17.25		$17.13	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01 (2)		(0.08)		(0.07)	0.00
Net realized and unrealized gain (loss) on investments	6.71	(0.46	)(3)	(3.49	)(3)	0.82	16.35

Total from investment operations	6.73	(0.45)		(3.57)		0.75	16.35

Less distributions from:
Net investment income	(0.04)	(0.00)		(0.00)		(0.00)	(0.01)
Capital gains	(0.00)	(0.00)		(0.03)		(0.63)	(9.22)

Total distributions	(0.04)	(0.00)		(0.03)		(0.63)	(9.23)

Net asset value, end of period	$19.89	$13.20		$13.65		$17.25	$17.13

Total return(4)	51.02%	-3.30%		-20.67%		4.51%	215.58%
Net assets, end of period (in millions)	$38	$20		$31		$55	$14
Ratio of expenses to average net assets including reimbursement	2.26%	2.15%		2.15%		1.83%	2.22	%(5)
Ratio of net investment income (loss) to average net assets including reimbursement	0.18%	0.06%		-0.44%		-0.36%	-0.15	%(5)
Ratio of expenses to average net assets excluding reimbursement	N/A	2.15%		2.17%		N/A	6.10	%(5)
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	0.06%		-0.46%		N/A	- 4.03	%(5)
Portfolio turnover rate	123%	69%		66%		46%	108%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Includes redemption fees added to capital.

(4)Total return calculated without taking into account the sales load deducted on an initial purchase.

(5)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,					For the period from 5-24-99(1) to
	2003	2002		2001	2000	12-31-99

Net asset value, beginning of period	$12.93	$13.54		$17.26	$17.13	$10.21

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10	)(2)	(0.20)	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	6.50	(0.51)		(3.49)	0.83	16.15

Total from investment operations	6.43	(0.61)		(3.69)	0.65	16.14

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)		(0.03)	(0.52)	(9.22)

Total distributions	(0.00)	(0.00)		(0.03)	(0.52)	(9.22)

Net asset value, end of period	$19.36	$12.93		$13.54	$17.26	$17.13

Total return	49.73%	- 4.51%		-21.35%	4.12%	209.41%
Net assets, end of period (in millions)	$29	$25		$34	$57	$6
Ratio of expenses to average net assets including reimbursement	3.00%	2.92%		2.89%	2.59%	2.96	%(3)
Ratio of net investment loss to average net assets including reimbursement	-0.47%	-0.70%		-1.18%	-1.12%	-0.89	%(3)
Ratio of expenses to average net assets excluding reimbursement	N/A	2.92%		2.91%	N/A	6.84	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-0.70%		-1.20%	N/A	- 4.77	%(3)
Portfolio turnover rate	123%	69%		66%	46%	108%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,					For the period from 5-24-99(1) to
	2003	2002		2001	2000	12-31-99

Net asset value, beginning of period	$12.98	$13.59		$17.32	$17.13	$11.57

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10	)(2)	(0.22)	(0.22)	(0.01)
Net realized and unrealized gain (loss) on investments	6.52	(0.51)		(3.48)	0.88	6.00

Total from investment operations	6.45	(0.61)		(3.70)	0.66	5.99

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)		(0.03)	(0.47)	(0.42)

Total distributions	(0.00)	(0.00)		(0.03)	(0.47)	(0.43)

Net asset value, end of period	$19.43	$12.98		$13.59	$17.32	$17.13

Total return	49.69%	- 4.49%		-21.32%	3.98%	51.80%
Net assets, end of period (in millions)	$23	$19		$25	$50	$8
Ratio of expenses to average net assets including reimbursement	2.98%	2.92%		2.91%	2.58%	2.96	%(3)
Ratio of net investment loss to average net assets including reimbursement	-0.43%	-0.70%		-1.20%	-1.11%	-0.89	%(3)
Ratio of expenses to average net assets excluding reimbursement	N/A	2.92%		2.93%	N/A	6.84	%(3)
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-0.70%		-1.22%	N/A	- 4.77	%(3)
Portfolio turnover rate	123%	69%		66%	46%	108%

(1)Commencement of operations of the class.

(2)Based on average shares outstanding.

(3)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$14.88

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	5.12

Total from investment operations	5.08

Less distributions from:
Net investment income	(0.07)
Capital gains	(0.00)

Total distributions	(0.07)

Net asset value, end of period	$19.89

Total return	34.14%
Net assets, end of period (in millions)	$3
Ratio of expenses to average net assets including reimbursement	1.51	%(2)
Ratio of net investment loss to average net assets including reimbursement	-0.58	%(2)
Portfolio turnover rate	123	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3)For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,				For the period from 5-3-99(2) to
	2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$13.34	$13.80	$17.39	$17.23		$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.06	(3) (0.02)	(0.02)		(0.00)
Net realized and unrealized gain (loss) on investments	6.58	(0.52)	(3.54)	0.85		16.46

Total from investment operations	6.82	(0.46)	(3.56)	0.83		16.46

Less distributions from:
Net investment income	(0.13)	(0.00)	(0.00)	(0.00)		(0.02)
Capital gains	(0.00)	(0.00)	(0.03)	(0.67)		(9.22)

Total distributions	(0.13)	(0.00)	(0.03)	(0.67)		(9.24)

Net asset value, end of period	$20.03	$13.34	$13.80	$17.39		$17.23

Total return	51.12%	-3.33%	-20.44%	5.01%	217.16%
Net assets, end of period (in millions)	$4	$6	$9	$19	$5
Ratio of expenses to average net assets including reimbursement	1.96%	1.81%	1.72%	1.55%	1.93	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	1.02%	0.40%	-0.00%	-0.09%	0.14	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A	1.81%	1.74%	N/A	5.81	%(4)
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	0.40%	-0.02%	N/A	-3.74	%(4)
Portfolio turnover rate	123%	69%	66%	46%		108%

(1)See Note 5 to financial statements.

(2)Commencement of operations of the class.

(3)Based on average shares outstanding.

(4)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      EUROPEAN OPPORTUNITIES FUND

Class I Shares(1)
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 3-16-00(2) to
	2003	2002	2001	12-31-00

Net asset value, beginning of period	$13.32	$13.78	$17.37	$26.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.07 (3)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	6.71	(0.53)	(3.55)	(7.92)

Total from investment operations	6.83	(0.46)	(3.56)	(7.93)

Less distributions from:
Net investment income	(0.11)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.03)	(0.70)

Total distributions	(0.11)	(0.00)	(0.03)	(0.70)

Net asset value, end of period	$20.04	$13.32	$13.78	$17.37

Total return	51.28%	-3.34%	-20.46%	-30.40%
Net assets, end of period (in thousands)	$32	$30	$13	$17
Ratio of expenses to average net assets including reimbursement	2.05%	1.65%	1.80%	1.54	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	0.60%	0.56%	-0.08%	-0.07	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A	1.65%	1.82%	N/A
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	0.56%	-0.10%	N/A
Portfolio turnover rate	123%	69%	66%	46%

(1)See Note 5 to financial statements.

(2)Commencement of operations of the class.

(3)Based on average shares outstanding.

(4)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF GLOBAL NATURAL RESOURCES FUND

      December 31, 2003

The Ivy Global Natural Resources Fund is managed by
Mackenzie Financial Corporation. The following is an interview with Fred Sturm, the Fund's portfolio manager.

This report relates to the operation of Ivy Global Natural Resources Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 45.61 percent for the year before the impact of sales load, and, after the impact of sales load, increased 37.24 percent. In comparison, the Morgan Stanley Capital International Commodity-Related Index (the index that generally reflects the performance of the global natural resources market) increased 44.14 percent during the year, and the Lipper Natural Resources Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 32.73 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected performance during the fiscal year?

We feel that our three-pronged investment strategy was the primary contributor to Fund performance. This strategy, which involves anchoring the portfolio with what we feel are low-cost international leaders, augmenting it with companies that we believe are growing through exploration and development, and seeking to take advantage of commodity price trends by making sub-sector shifts when necessary, served us well in a year that saw impressive gains in resource stocks around the globe. In relation to the Fund's benchmark index, the Fund was adversely affected by the impact of the Fund's sales load.

What other market conditions or events influenced the Fund's performance during the fiscal year?

In 2003, global equity markets bounced back from a three-year bear market to post very strong gains. Strengthening economic conditions lent support to the market in general and the natural resources sector in particular, which helped Fund performance throughout the year. For example, in the fourth quarter our holdings in basic materials performed well as investors embraced a stronger growth outlook based, at least in part, on growing demand from China. Energy also formed a significant part of the portfolio in 2003, and this sub-sector performed roughly in line with the broader market in the last part of the year. However, we believe that energy shares have not been fully valued because analysts have factored in lower energy prices than we feel are likely to be realized. We increased holdings in the energy sector during the fourth quarter in an effort to capture this opportunity by purchasing a package of more growth-oriented producers in Canada and the U.S.

What strategies and techniques did you employ that specifically affected the Fund's performance?

As part of the three-pronged strategy noted above, we focused on what we felt were higher quality companies in the resources sector. And although many stocks across the board rose in value in 2003, we expect the more "geared" stocks that have performed strongly to give way to improving relative performance from higher-quality larger companies. We therefore continue to focus on what we feel are higher-quality companies, as evidenced primarily by their superior margins relative to their competitors.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We believe that the near-term earnings prospects of several core holdings that "anchor" the portfolio are now being fairly reflected in the market. However, we also believe that they still have reasonably visible long-term growth prospects that could potentially support higher share prices in the years ahead. Generally speaking, we believe that financial markets appear to be solid as we begin a new year, but given that we expect 2005 to be less robust than 2004, we are prepared to adopt a more conservative asset mix and security selection at some point during the year.

Respectfully,

Fred Sturm
Manager
Global Natural Resources Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy Global Natural Resources Fund, Class A
Morgan Stanley Capital International Commodity-Related Index and
Lipper Natural Resources Funds Universe Average
		Ivy Global Natural Resources Fund, Class A	Morgan Stanley Capital International Commodity- Related Index	Lipper Natural Resources Funds Universe Average
	1-2-97 Purchase	9,425	10,000	10,000
	12-31-97	10,080	9,726	10,045
	12-31-98	7,122	8,305	7,625
	12-31-99	10,040	10,087	9,940
	12-31-00	11,030	11,654	12,848
	12-31-01	12,728	11,479	11,543
	12-31-02	13,322	10,875	10,725
	12-31-03	19,397	15,675	14,235

=====	Ivy Global Natural Resources Fund, Class A(1) - $19,397
+++++	Morgan Stanley Capital International Commodity-Related Index(2) - $15,675
--	Lipper Natural Resources Funds Universe Average(2) - $14,235

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 1996.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 12-31-03	37.24%	40.42%	44.58%	-	45.55%
5-year period ended 12-31-03	20.75%	21.16%	21.14%	-	-
Since inception of Class through 12-31-03(5)	9.93%	10.06%	9.80%	-	20.99%
Cumulative return since inception of Class(5)	-	-	-	33.03%	-

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)Advisor Class shares are no longer available for investment.

(5)1-2-97 for Class A shares, Class B shares, Class C shares, 7-24-03 for Class Y shares and 4-8-99 for Advisor Class (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF GLOBAL NATURAL RESOURCES FUND

GOAL

Global Natural Resources Fund

      Seeks long-term growth. Any income realized will be incidental.

Strategy

Ivy Global Natural Resources Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

The Fund's investment manager, Mackenzie Financial Corporation, uses an equity style that focuses on both growth and value. Companies targeted for investment have strong management and financial positions, adding balance with established low cost, low debt producers and positions that are based on anticipated commodity price trends. The Fund may have some emerging markets exposure in an attempt to achieve higher returns over the long-term.

Founded

1997

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended December 31, 2003

Dividend paid	$0.05

Net asset value on
12-31-03	$16.69
12-31-02	11.50

Change per share	5.19

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF GLOBAL NATURAL RESOURCES FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	37.24%	45.61%	40.42%	44.42%
5-year period ended 12-31-03	20.75%	22.19%	21.16%	21.26%
10-year period ended 12-31-03	-	-	-	-
Since inception of Class(F)	9.93%	10.87%	10.06%	10.06%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods. (F)1-2-97 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)
1-year period ended 12-31-03	44.58%	-	45.55%
5-year period ended 12-31-03	21.14%	-	-
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	9.80%	-	20.99%
Cumulative return since inception of Class(F)	-	33.03%	-

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges. (E)See Note 5 to financial statements.

(F)1-2-97 for Class C shares, 7-24-03 for Class Y shares and 4-8-99 for Advisor Class shares (the date on which shares were first acquired by shareholders). International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF GLOBAL NATURAL RESOURCES FUND

Portfolio Highlights

On December 31, 2003, Global Natural Resources Fund had net assets totaling $152,211,115 invested in a diversified portfolio of:

85.43%	Common Stocks and Warrants
14.57%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of Global Natural Resources Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Canada	$40.93
United States	$18.15
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$14.57
South America	$6.76
Africa	$6.39
Europe	$6.03
Mexico	$2.56
Other	$2.37
Pacific Basin	$1.15
Scandinavia	$1.09

Energy Stocks	$34.91
Raw Materials Stocks	$24.34
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$14.57
Shelter Stocks	$7.18
Multi-Industry Stocks	$7.01
Capital Goods Stocks	$4.94
Financial Services Stocks	$2.54
Miscellaneous Stocks	$1.68
Utilities Stocks	$1.52
Transportation Stocks	$1.31

THE INVESTMENTS OF GLOBAL NATURAL RESOURCES FUND December 31, 2003

COMMON STOCKS AND WARRANTS	Shares	Value

Australia - 0.70%
BHP Billiton Plc	25,000	$456,500
Sons of Gwalia Ltd (A)*	225,364	602,272
		1,058,772
Belgium - 1.01%
n.v. Umicore s.a. (A)	22,000	1,542,496

Bermuda - 0.90%
Nabors Industries Ltd.*	33,000	1,369,500

Brazil - 6.15%
Aracruz Celulose S.A., ADR	99,800	3,496,992
Companhia Suzano de Papel e Celulose (A)	230,000	1,009,931
Companhia Vale do Rio Doce, ADR	20,000	1,170,000
Petroleo Brasileiro S.A. - Petrobras	35,000	1,023,400
Votorantim Celulose e Papel S.A., ADR	85,000	2,664,750
		9,365,073
Canada - 40.93%
Aber Diamond Corporation (A)*	30,000	1,091,141
Agricore United (A)	162,000	1,140,580
Alcan Inc. (A)	60,000	2,811,760
Atlas Energy Ltd. (A)*	438,900	1,358,298
Bear Creek Energy Ltd. (A)*	175,000	534,816
BlackRock Ventures Inc. (A)*	130,000	417,408
Blue Mountain Energy Ltd. (A)*	80,000	395,513
Brooklyn Energy Corporation (A)*	350,000	595,745
Brooklyn Energy Corporation (A)(B)*	250,000	425,532
CHC Helicopter Corporation, Class A (A)	100,000	2,553,191
Cameco Corporation (A)	36,000	2,082,012
Canadian Oil Sands Trust (A)	409	14,458
Canadian Pacific Railway Limited (A)	12,500	353,772
Canico Resource Corp. (A)(B)*	25,000	252,418
Canico Resource Corp., Warrants (A)*	12,500	20,696
Cascades Inc. (A)	95,000	909,942
Celtic Exploration Ltd. (A)*	112,800	698,182
Cequel Energy Inc. (A)*	50,000	350,097
Compton Petroleum Corporation (A)*	300,000	1,392,650
Cumberland Resources Ltd. (A)*	105,000	350,948
Cumberland Resources Ltd., Warrants (A)(B)*	27,500	18,298
DRC Resources Corporation (A)(B)*	33,000	188,575
Defiance Mining Corporation (A)*	1,500,000	696,325
Domtar Inc. (A)	120,000	1,508,704
Fairborne Energy Ltd. (A)*	325,000	1,382,979
Falconbridge Limited (A)	20,000	485,261
First Calgary Petroleums Ltd. (A)*	75,000	452,611
Gabriel Resources Ltd. (A)*	150,000	568,665
Canada (Continued)
Great Northern Exploration Ltd. (A)*	150,000	539,652
Hawker Resources Inc. (A)(B)*	130,000	512,959
High Point Resources Inc. (A)*	150,000	299,420
IAMGOLD Corporation (A)	447,500	3,122,979
IAMGOLD Corporation (A)(B)	125,000	872,340
Inco Limited (A)*	45,000	1,798,259
Kensington Energy Ltd., Class A (A)*	340,000	373,540
Mustang Resources Inc., Class A (A)*	175,000	609,284
Pason Systems Inc. (A)	35,000	682,398
PetroKazakhstan Inc., Class A (A)*	100,000	2,264,603
Placer Dome Inc. (A)	50,000	896,325
Precision Drilling Corporation (A)*	100,000	4,390,716
Progress Energy Ltd. (A)*	240,000	2,307,157
Resolute Energy Inc. (A)*	80,000	199,923
Rider Resources Ltd. (A)*	50,000	133,462
Shell Canada Limited (A)	15,000	710,832
Sino-Forest Corporation, Class A (A)*	790,000	3,153,888
SouthernEra Resources Limited (A)*	20,000	82,940
SouthernEra Resources Limited (A)(B)*	100,000	414,700
SouthernEra Resources Limited, Warrants (A)(B)*	50,000	46,422
StarPoint Energy Ltd. (A)*	33,000	115,149
StarPoint Energy Ltd. (A)(B)*	50,000	162,255
Suncor Energy Inc. (A)	135,000	3,394,584
Tanganyika Oil Company Ltd. (A)(B)*	85,000	404,449
TimberWest Forest Corp. (A)	25,000	245,648
Trican Well Service Ltd. (A)*	181,900	3,898,360
Upton Resources Inc. (A)*	35,000	131,876
Weda Bay Minerals Inc. (A)(B)*	600,000	687,041
Weda Bay Minerals Inc., Warrants (A)(B)*	300,000	23
West Fraser Timber Co. Ltd. (A)	40,000	1,176,015
Western Oil Sands Inc., Class A (A)	215,000	4,907,157
Winstar Resources Ltd. (A)*	250,000	234,042
zed.i solutions inc. (A)*	1,647,000	484,224
		62,303,199
Cayman Islands - 0.99%
Noble Corporation*	42,000	1,502,760

Finland - 1.09%
Outokumpu Oyj (A)	122,371	1,660,467

Ghana - 0.48%
Ashanti Goldfields Company Limited, GDR*	56,000	730,240

Greece - 1.08%
Stelmar Shipping Ltd.	75,000	1,639,500

Hong Kong - 0.45%
CNOOC Limited, ADR	17,000	678,640

Mexico - 2.56%
Cemex, S.A. de C.V., ADR	148,621	3,893,870

Netherlands - 0.87%
Akzo Nobel N.V., ADR	10,000	382,300
Royal Dutch Petroleum Company, NY Shares	18,000	943,020
		1,325,320
Peru - 0.61%
Compania de Minas Buenaventura S.A.A., ADR	33,000	933,240

Russia - 0.88%
OJSC "Mining Metallurgical Company Norilsk Nickel"	20,000	1,340,000

South Africa - 6.39%
Anglo American Platinum Corporation Limited (A)	30,000	1,308,662
Gold Fields Limited, ADR	100,000	1,394,000
Impala Platinum Holdings Limited (A)	25,000	2,169,879
Mvelaphanda Resources Limited (A)	776,000	2,810,248
Sappi Limited, ADR	150,000	2,050,500
		9,733,289
United Kingdom - 2.19%
Rio Tinto plc, ADR	30,000	3,339,300

United States - 18.15%
Alcoa Incorporated	25,000	950,000
Arch Coal, Inc.	65,000	2,026,050
BJ Services Company*	40,000	1,436,000
Baker Hughes Incorporated	50,000	1,608,000
ENSCO International Incorporated	60,000	1,630,200
KFx Inc.*	275,000	2,076,250
Lafarge North America Inc.	18,000	729,360
National-Oilwell, Inc.*	45,000	1,006,200
Newmont Mining Corporation	20,000	972,200
Peabody Energy Corporation	70,000	2,919,700
Pioneer Natural Resources Company*	22,000	702,460
Pogo Producing Company	30,000	1,449,000
Pride International, Inc.*	175,000	3,262,000
Smith International, Inc.*	50,000	2,076,000
Smurfit-Stone Container Corporation*	40,000	741,800
Valero Energy Corporation	65,000	3,012,100
Varco International, Inc.*	50,000	1,031,500
		27,628,820

TOTAL COMMON STOCKS AND WARRANTS - 85.43%		$130,044,486
(Cost: $101,313,321)

THE INVESTMENTS OF GLOBAL NATURAL RESOURCES FUND

December 31, 2003
UNREALIZED LOSS ON OPEN FORWARD CURRENCY CONTRACTS - (0.14%)		Face Amount in Thousands	Value

Canadian Dollar, 1-23-04 (C)	CAD	13,090	$(117,874)
South African Rand, 1-23-04 (C)	ZAR	8,728	(100,802)
			(218,676)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Chemicals - Specialty - 0.95%
Air Products and Chemicals, Inc.,
0.90%, 1-2-04	$1,444	1,443,964

Electrical Equipment - 2.63%
W.W. Grainger, Inc.,
1.03%, 1-28-04	4,000	3,996,910

Finance Companies - 1.31%
USAA Capital Corp.,
1.04%, 1-15-04	2,000	1,999,191

Food and Related - 3.40%
General Mills, Inc.,
1.17%, Master Note	174	174,000
Sara Lee Corporation,
1.12%, 1-29-04	5,000	4,995,644
		5,169,644
Security and Commodity Brokers - 1.31%
UBS Finance Delaware LLC,
0.98%, 1-5-04	2,000	1,999,782

Total Commercial Paper - 9.60%		14,609,491

United States Government Security - 1.97%
Treasury Obligation
Student Loan Marketing Association,
0.75%, 1-5-04	3,000	2,999,750

TOTAL SHORT-TERM SECURITIES - 11.57%		$17,609,241
(Cost: $17,609,241)

TOTAL INVESTMENT SECURITIES - 96.86%		$147,435,051
(Cost: $118,922,562)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.14%		4,776,064

NET ASSETS - 100.00%		$152,211,115

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $3,985,012 or 2.62% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      GLOBAL NATURAL RESOURCES FUND

December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $118,923) (Notes 1 and 3)	$147,435
Cash	2,977
Receivables:
Fund shares sold	4,007
Investment securities sold	3,028
Dividends and interest	81

Total assets	157,528

LIABILITIES
Payable for investment securities purchased	4,888
Payable to Fund shareholders	195
Accrued distribution and service fees (Note 2)	57
Accrued management fee (Note 2)	55
Accrued shareholder servicing (Note 2)	18
Accrued accounting and administrative services fees (Note 2)	6
Other	98

Total liabilities	5,317

Total net assets	$152,211

NET ASSETS
Capital paid in	$133,794
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1,119)
Accumulated undistributed net realized loss on investment transactions	(8,980)
Net unrealized appreciation in value of investments	28,516

Net assets applicable to outstanding units of capital	$152,211

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.69
Class B	$16.16
Class C	$15.86
Class Y	$16.70
Advisor Class	$16.54
Capital shares outstanding:
Class A	5,713
Class B	1,320
Class C	2,128
Class Y	77
Advisor Class	29

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      GLOBAL NATURAL RESOURCES FUND

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $48)	$648
Interest and amortization	34

Total income	682

Expenses (Note 2):
Investment management fee	273
Distribution fee:
Class B	86
Class C	81
Shareholder servicing:
Class A	85
Class B	36
Class C	28
Class Y	- *
Advisor Class	3
Service fee:
Class A	79
Class B	28
Class C	27
Class Y	- *
Registration fees	68
Accounting and administrative services fees	54
Audit fees	33
Custodian fees	19
Legal fees	7
Other	323

Total	1,230

Net investment loss	(548)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	613
Realized net loss on foreign currency transactions	(71)

Realized net gain on investments	542

Unrealized appreciation in value of securities during the period	28,109
Unrealized depreciation in value of forward currency contracts during the period	(219)

Unrealized appreciation in value of investments during the period	27,890

Net gain on investments	28,432

Net increase in net assets resulting from operations	$27,884

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      GLOBAL NATURAL RESOURCES FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(548)	$(347)
Realized net gain (loss) on investments	542	(1,363)
Unrealized appreciation	27,890	269

Net increase (decrease) in net assets resulting from operations	27,884	(1,441)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	(267)	-
Class B	-	-
Class C	-	-
Advisor Class	(3)	-
Class Y	(4)
Realized gains on investment transactions:
Class A	-	(98)
Class B	-	--
Class C	-	(3)
Advisor Class	-	(4)
Class Y	-
	(274)	(105)

Capital share transactions (Note 5)	93,172	17,796

Total increase	120,782	16,250

NET ASSETS
Beginning of period	31,429	15,179

End of period	$152,211	$31,429

Undistributed net investment loss	$(1,119)	$(504)

(1)See "Financial Highlights" on pages 80 - 84.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      GLOBAL NATURAL RESOURCES FUND

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001	2000	1999

Net asset value, beginning of period	$11.50	$11.05		$9.74	$8.91	$6.32

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.11	)(1)	0.04 (1)	(0.07)	0.00 (1)
Net realized and unrealized gain on investments	5.14	0.63	(2)	1.45	0.95	2.59

Total from investment operations	5.24	0.52		1.49	0.88	2.59

Less distributions from:
Net investment income	(0.05)	(0.00)		(0.18)	(0.05)	(0.00)
Capital gains	(0.00)	(0.07)		(0.00)	(0.00)	(0.00)

Total distributions	(0.05)	(0.07)		(0.18)	(0.05)	(0.00)

Net asset value, end of period	$16.69	$11.50		$11.05	$9.74	$8.91

Total return(3)	45.61%	4.66	%(2)	15.40%	9.86%	40.98%
Net assets, end of period (in millions)	$95	$17		$8	$6	$6
Ratio of expenses to average net assets including reimbursement	1.89%	2.22%		2.25%	2.29%	2.16%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.66%	-0.91%		0.38%	-0.69%	0.02%
Ratio of expenses to average net assets excluding reimbursement	N/A	2.38%		3.71%	4.54%	4.53%
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-1.07%		-1.08%	-2.94%	-2.35%
Portfolio turnover rate	58%	67%		169%	134%	157%

(1)Based on average shares outstanding.

(2)Includes redemption fees added to capital.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      GLOBAL NATURAL RESOURCES FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001		2000	1999

Net asset value, beginning of period	$11.19	$10.81		$9.56		$8.77	$6.27

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.19	)(1)	(0.02	)(1)	(0.09)	(0.04	)(1)
Net realized and unrealized gain on investments	5.03	0.57		1.42		0.90	2.54

Total from investment operations	4.97	0.38		1.40		0.81	2.50

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.15)		(0.02)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)	(0.00)

Total distributions	(0.00)	(0.00)		(0.15)		(0.02)	(0.00)

Net asset value, end of period	$16.16	$11.19		$10.81		$9.56	$8.77

Total return	44.42%	3.52%		14.73%		9.27%	39.87%
Net assets, end of period (in millions)	$21	$9		$5		$3	$3
Ratio of expenses to average net assets including reimbursement	2.90%	2.93%		2.87%		2.80%	2.71%
Ratio of net investment loss to average net assets including reimbursement	-1.54%	-1.62%		-0.24%		-1.20%	-0.53%
Ratio of expenses to average net assets excluding reimbursement	N/A	3.09%		4.33%		5.05%	5.08%
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-1.78%		-1.70%		-3.45%	-2.90%
Portfolio turnover rate	58%	67%		169%		134%	157%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      GLOBAL NATURAL RESOURCES FUND

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001		2000	1999

Net asset value, beginning of period	$10.97	$10.61		$9.40		$8.63	$6.21

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.18	)(1)	(0.02	)(1)	(0.07)	(0.04	)(1)
Net realized and unrealized gain on investments	4.85	0.55		1.39		0.89	2.46

Total from investment operations	4.89	0.37		1.37		0.82	2.42

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.16)		(0.05)	(0.00)
Capital gains	(0.00)	(0.01)		(0.00)		(0.00)	(0.00)

Total distributions	(0.00)	(0.01)		(0.16)		(0.05)	(0.00)

Net asset value, end of period	$15.86	$10.97		$10.61		$9.40	$8.63

Total return	44.58%	3.46%		14.62%		9.49%	38.97%
Net assets, end of period (in thousands)	$33,738	$5,189		$1,788		$715	$472
Ratio of expenses to average net assets including reimbursement	2.65%	2.94%		2.86%		2.70%	2.73%
Ratio of net investment loss to average net assets including reimbursement	-1.48%	-1.64%		-0.23%		-1.10%	-0.55%
Ratio of expenses to average net assets excluding reimbursement	N/A	3.10%		4.32%		4.95%	5.10%
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-1.80%		-1.69%		-3.35%	-2.92%
Portfolio turnover rate	58%	67%		169%		134%	157%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      GLOBAL NATURAL RESOURCES FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$12.60

Income (loss) from investment operations:
Net investment loss	(0.00)
Net realized and unrealized gain on investments	4.16

Total from investment operations	4.16

Less distributions from:
Net investment income	(0.06)
Capital gains	(0.00)

Total distributions	(0.06)

Net asset value, end of period	$16.70

Total return	33.03%
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.39	%(2)
Ratio of net investment loss to average net assets	-0.54	%(2)
Portfolio turnover rate	58	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3)For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      GLOBAL NATURAL RESOURCES FUND

Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,				For the period from 4-8-99(2) to
	2003	2002	2001	2000	12-31-99

Net asset value, beginning of period	$11.43	$11.02	$9.74	$8.90	$7.00

Income (loss) from investment operations:
Net investment income (loss)	(0.58)	(0.07)	0.09 (3)	(0.05)	0.02	(3)
Net realized and unrealized gain on investments	5.78	0.56	1.43	0.95	1.88

Total from investment operations	5.20	0.49	1.52	0.90	1.90

Less distributions from:
Net investment income	(0.09)	(0.00)	(0.24)	(0.06)	(0.00)
Capital gains	(0.00)	(0.08)	(0.00)	(0.00)	(0.00)

Total distributions	(0.09)	(0.08)	(0.24)	(0.06)	(0.00)

Net asset value, end of period	$16.54	$11.43	$11.02	$9.74	$8.90

Total return	45.55%	4.46%	15.71%	10.17%	27.14%
Net assets, end of period (in thousands)	$484	$570	$465	$22	$26
Ratio of expenses to average net assets including reimbursement	2.19%	1.82%	1.78%	2.02%	1.87	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.41%	-0.51%	0.85%	-0.42%	0.31	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A	1.98%	3.24%	4.27%	4.24	%(4)
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-0.67%	-0.61%	-2.67%	-2.06	%(4)
Portfolio turnover rate	58%	67%	169%	134%	157%

(1)See Note 5 to financial statements.

(2)Commencement of operations of the class.

(3)Based on average shares outstanding.

(4)Annualized.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF INTERNATIONAL FUND

      December 31, 2003

An interview with Thomas A. Mengel, portfolio manager
of Ivy International Fund

This report relates to the operation of Ivy International Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return for the period, but lagged its benchmark index. The Class A shares of the Fund increased 26.24 percent for the year before the impact of sales load, and, after the impact of sales load, increased 18.98 percent. In comparison, the Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 38.59 percent during the year, and the Lipper International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 34.62 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that three factors contributed to underperformance. First, our stock selection lagged the benchmark return. Second, we were underweight in Japan during most of the fiscal year. And third, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we felt were well-managed companies in healthy sectors.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March, Asian consumer markets were shocked by an outbreak of atypical pneumonia that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the second quarter of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During several periods throughout the year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market in 2003.

We increased our equity exposure as broad market sentiment improved this year, but we chose to maintain our preference for what we saw as well-managed companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

We have continued to emphasize companies in Continental Europe that we believe benefit from the global recovery, especially export companies that enjoy a solid competitive position. In Britain, we originally focused on stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe there are still good companies with solid balance sheets, good management and strong prospects, especially some of the larger exporters we have selected. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese business demand. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we believe that U.S. consumer spending power must be maintained. Longer term, we feel that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could potentially develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

Respectfully,

Thomas A. Mengel
Manager
International Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy International Fund, Class A
Morgan Stanley Capital International E.A.FE. Index and
Lipper International Funds Universe Average
		Ivy International Fund, Class A	Morgan Stanley Capital International E.A.FE. Index	Lipper International Funds Universe Average
	12-31-93 Purchase	9,425	10,000	10,000
	12-31-94	9,794	10,778	9,948
	12-31-95	11,033	11,986	11,024
	12-31-96	13,208	12,711	12,523
	12-31-97	14,579	12,937	13,340
	12-31-98	15,650	15,525	15,067
	12-31-99	18,944	19,711	21,252
	12-31-00	15,675	16,918	18,162
	12-31-01	12,378	13,290	14,342
	12-31-02	9,783	11,172	12,008
	12-31-03	12,350	15,483	16,165

=====	Ivy International Fund, Class A(1) - $12,350
+++++	Morgan Stanley Capital International E.A.FE. Index(2) - $15,483
--	Lipper International Funds Universe Average(2) - $16,165

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y	Advisor Class(3)	Class I(3)

1-year period ended 12-31-03	18.98%	20.97%	24.94%	-	25.00%	26.58%
5-year period ended 12-31-03	-5.75%	-5.69%	-5.57%	-	-	- 4.36%
10-year period ended 12-31-03	2.13%	1.79%	-	-	-	2.95%
Since inception of Class through 12-31-03(4)	-	-	-0.32%	-	1.08%	-
Cumulative return since inception of Class(4)	-	-	-	16.73%	-	-
(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)Advsior Class shares and Class I shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 8-31-00 for Advisor Class shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL FUND

GOALS

International Fund

      Seeks long-term growth. Consideration of current income is secondary to this principal objective.

Strategy

Ivy International Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

To enhance potential return, the Fund may invest in countries with new or comparatively undeveloped economies.

Waddell & Reed Ivy Investment Company uses an investment approach that focuses on:

  analyzing a company's financial statements
  taking advantage of overvalued or undervalued markets
  building a portfolio that is diversified by both region and sector

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Founded

1986

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended December 31, 2003

Net asset value on
12-31-03	$20.64
12-31-02	16.35

Change per share	$4.29

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	18.98%	26.24%	20.97%	24.97%
5-year period ended 12-31-03	-5.75%	- 4.62%	-5.69%	-5.57%
10-year period ended 12-31-03	2.13%	2.74%	1.79%	1.79%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the applicable periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)

1-year period ended 12-31-03	24.94%	-	25.00%
5-year period ended 12-31-03	-5.57%	-	-
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	-0.32%	-	1.08%
Cumulative return since inception of Class(F)	-	16.73%	-

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)See Note 5 to financial statements.

(E)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges.

(F)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 7-3-02 for Advisor Class shares (the date on which shares were first acquired by shareholders).

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF INTERNATIONAL FUND

Portfolio Highlights

On December 31, 2003, International Fund had net assets totaling $191,077,262 invested in a diversified portfolio of:

99.32%	Common Stocks
0.68%	Cash and Cash Equivalents

As a shareholder of International Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Europe	$68.98
Pacific Basin	$24.46
United States	$1.90
Canada	$1.89
Scandinavia	$1.14
Asia	$0.95
Cash and Cash Equivalents	$0.68

Financial Services Stocks	$27.37
Energy Stocks	$9.66
Business Equipment and Services Stocks	$8.42
Consumer Goods Stocks	$8.36
Utilities Stocks	$7.75
Retail Stocks	$7.07
Multi-Industry Stocks	$6.78
Health Care Stocks	$6.56
Consumer Services Stocks	$5.59
Technology Stocks	$5.59
Capital Goods Stocks	$4.69
Raw Materials Stocks	$1.01
Cash and Cash Equivalents	$0.68
Shelter Stocks	$0.47

THE INVESTMENTS OF INTERNATIONAL FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Australia - 2.93%
Australia and New Zealand Banking Group Limited (A)	74,700	$994,220
News Corporation Limited (The) (A)	400,512	3,615,050
Westpac Banking Corporation (A)	82,000	987,056
		5,596,326
Austria - 1.79%
Erste Bank der oesterreichischen Sparkassen AG (A)	27,650	3,412,906

Canada - 1.89%
EnCana Corporation (A)	55,100	2,174,159
Shoppers Drug Mart Corporation (A)(B)*	62,350	1,446,231
		3,620,390
France - 6.67%
Alcatel, Class A (A)*	71,000	913,314
Carrefour SA (A)	18,300	1,003,404
Lafarge (A)	20,000	1,778,979
Societe Generale, Class A (A)	7,000	617,351
TF1 (A)	39,000	1,360,087
Total S.A. (A)	24,274	4,507,907
VINCI (A)	31,000	2,564,085
		12,745,127
Germany - 13.89%
Allianz Aktiengesellschaft, Registered Shares (A)	37,000	4,666,292
BASF Aktiengesellschaft (A)	40,000	2,257,741
Deutsche Telekom AG, Registered Shares (A)*	135,870	2,488,995
Fresenius AG (A)	5,430	379,690
Henkel Kommanditgesellschaft auf Aktien (A)	39,000	3,051,352
Munchener Ruckversicherungs - Gesellschaft
Aktiengesellschaft (A)	18,040	2,200,583
PUMA Aktiengesellschaft Rudolf Dassler Sport (A)	23,320	4,122,136
SAP Aktiengesellschaft (A)	16,320	2,751,138
Siemens AG (A)	57,462	4,618,889
		26,536,816
Hong Kong - 3.40%
China Mobile (Hong Kong) Limited (A)	700,000	2,145,856
Hutchison Whampoa Limited, Ordinary Shares (A)	500,000	3,670,883
SINA Corporation*	20,000	675,000
		6,491,739
India - 0.95%
Infosys Technologies Limited, ADS	19,050	1,817,275

Ireland - 2.85%
Anglo Irish Bank Corporation plc (A)	185,000	2,929,834
DEPFA BANK plc (A)(B)	20,000	2,512,241
		5,442,075
Italy - 4.64%
Alleanza Assicurazioni S.p.A. (A)	132,000	$1,443,543
Banca Nazionale Lavoro S.p.A. (A)*	935,000	2,232,322
Banco Popolare di Verona e Novara S.c. a r.l. (A)	65,130	1,101,209
Eni S.p.A. (A)	148,210	2,793,477
Mediaset S.p.A. (A)	110,000	1,305,508
		8,876,059
Japan - 15.64%
Canon Inc. (A)	71,970	3,352,441
Dentsu Inc. (A)	570	2,873,279
Fuji Photo Film Co., Ltd. (A)	30,000	968,961
Funai Electric Co., Ltd. (A)	8,000	1,098,530
Honda Motor Co., Ltd. (A)	22,500	999,767
iShares MSCI Japan Index Fund*	400,000	3,856,000
Ito-Yokado Co., Ltd. (A)	50,000	1,572,929
Mitsui Fudosan Co., Ltd. (A)	100,000	903,617
NEC Corporation (A)	215,000	1,583,524
NEC Electronics Corporation (A)*	20,000	1,463,711
NTT DoCoMo, Inc. (A)	1,200	2,722,054
Nippon Television Network Corporation (A)	4,800	713,783
Nissan Motor Co., Ltd. (A)	81,100	926,641
Nomura Holdings, Inc. (A)	236,300	4,025,648
Sumitomo Mitsui Financial Group, Inc. (A)	180	959,440
Takeda Chemical Industries, Ltd. (A)	33,000	1,309,218
Toyota Motor Corporation (A)	16,500	557,573
		29,887,116
Korea - 1.55%
LG Chem, Ltd. (A)	25,000	1,154,008
Samsung Electronics Co., Ltd. (A)	4,770	1,805,514
		2,959,522
Netherlands - 5.31%
Euronext N.V. (A)	61,770	1,561,928
ING Groep N.V., Certicaaten Van Aandelen (A)	130,000	3,028,422
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	100,000	2,916,668
Royal Dutch Petroleum Company (A)	50,000	2,633,191
		10,140,209
Spain - 3.38%
Amadeus Global Travel Distribution, S.A. (A)	548,700	3,560,232
Enagas, S.A. (A)	58,000	628,438
Endesa S.A. (A)	118,500	2,276,797
		6,465,467
Sweden - 1.14%
Telefonaktiebolaget LM Ericsson, Class B (A)*	1,217,050	2,182,882

Switzerland - 11.64%
Adecco S.A. (A)	18,100	$1,162,694
Baloise-Holding, Registered Shares (A)	50,350	2,101,307
Clariant Ltd., Registered Shares (A)*	70,000	1,032,240
Credit Suisse Group, Registered Shares (A)	110,950	4,056,632
Nestle S.A., Registered Shares (A)	8,400	2,097,285
Novartis AG, Registered Shares (A)	101,630	4,610,960
Roche Holdings AG, Genussschein (A)	23,380	2,356,702
UBS AG (A)	50,000	3,421,946
Zurich Financial Services (A)*	9,800	1,409,502
		22,249,268
Taiwan - 0.94%
AU Optronics Corp., ADR	150,000	1,788,000

United Kingdom - 18.81%
British Sky Broadcasting Group plc (A)*	294,540	3,695,015
Compass Group PLC (A)	468,490	3,176,877
GlaxoSmithKline plc (A)	170,000	3,883,072
HSBC Holdings plc (A)	269,067	4,215,717
NEXT plc (A)	96,920	1,942,270
Reckitt Benckiser plc (A)	101,122	2,280,916
Royal Bank of Scotland Group plc (The) (A)	84,900	2,493,757
Standard Chartered PLC (A)	117,000	1,926,055
Taylor Nelson Sofres plc (A)	54,010	200,472
tesco plc (A)	950,000	4,369,571
Vedanta Resources plc (A)(B)*	115,000	755,200
Vodafone Group Plc (A)	1,842,810	4,554,565
WPP Group plc (A)	250,000	2,446,996
		35,940,483
United States - 1.90%
iShares MSCI Pacific ex-Japan Index Fund	50,000	3,624,000

TOTAL COMMON STOCKS - 99.32%		$189,775,660
(Cost: $165,751,975)

TOTAL SHORT-TERM SECURITIES - 1.27%		$2,422,930
(Cost: $2,422,930)

TOTAL INVESTMENT SECURITIES - 100.59%		$192,198,590
(Cost: $168,174,905)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.59%)		(1,121,328)

NET ASSETS - 100.00%		$191,077,262

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $4,713,672 or 2.47% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      INTERNATIONAL FUND

December 31, 2003
(In Thousands, Except for Per Share and Share Amounts

ASSETS
Investment securities - at value (cost - $168,175) (Notes 1 and 3)	$192,199
Receivables:
Dividends and interest	1,027
Fund shares sold	52

Total assets	193,278

LIABILITIES
Payable to Fund shareholders	1,845
Accrued management fee (Note 2)	160
Accrued distribution and service fees (Note 2)	75
Accrued shareholder servicing (Note 2)	54
Accrued accounting and administrative services fees (Note 2)	6
Other	61

Total liabilities	2,201

Total net assets	$191,077

NET ASSETS
Capital paid in	$482,587
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(52)
Accumulated undistributed net realized loss on investment transactions	(315,658)
Net unrealized appreciation in value of investments	24,200

Net assets applicable to outstanding units of capital	$191,077

Net asset value per share (net assets divided by shares outstanding):
Class A	$20.64
Class B	$19.52
Class C	$19.39
Class Y	$20.65
Advisor Class	$21.00
Class I	$20.86
Capital shares outstanding:
Class A	6,003,360
Class B	2,806,047
Class C	596,794
Class Y	6,534
Advisor Class	24
Class I	32,791

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      INTERNATIONAL FUND

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $916)	$3,249
Interest and amortization	151

Total income	3,400

Expenses (Note 2):
Investment management fee	1,936
Shareholder servicing:
Class A	338
Class B	278
Class C	56
Class Y	1
Advisor Class	-	*
Class I	2
Distribution fee:
Class B	437
Class C	94
Service fee:
Class A	232
Class B	146
Class C	31
Class Y	-	*
Accounting and administrative services fees	92
Custodian fees	82
Administrative fee:
Class A	50
Class B	25
Class C	6
Class Y	-	*
Advisor Class	-	*
Class I	-	*
Legal fees	46
Audit fees	9
Other	351

Total	4,212

Net investment loss	(812)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(32,952)
Realized net loss on foreign currency transactions	(122)

Realized net loss on investments	(33,074)
Unrealized appreciation in value of investments during the period	77,768

Net gain on investments	44,694

Net increase in net assets resulting from operations	$43,882

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      INTERNATIONAL FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment loss	$(812)	$(64)
Realized net loss on investments	(33,074)	(123,678)
Unrealized appreciation	77,768	49,688

Net increase (decrease) in net assets resulting from operations	43,882	(74,054)

Distributions to shareholders from (Note 1F):(1)
Net investment income:
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	N/A
Advisor Class	-	-
Class I	-	-
Realized gains on investment transactions:
Class A	-	(22)
Class B	-	(12)
Class C	-	(2)
Class Y	-	N/A
Advisor Class	-	-
Class I	-	(1)

	-	(37)

Capital share transactions (Note 5)	(62,837)	(240,846)

Total decrease	(18,955)	(314,937)
NET ASSETS
Beginning of period	210,032	524,969

End of period	$191,077	$210,032

Undistributed net investment loss	$(52)	$(182)

(1)See "Financial Highlights" on pages 99 - 104.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001		2000	1999

Net asset value, beginning of period	$16.35	$20.69		$26.20		$47.09	$41.20

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.06	(1)	0.05		0.19	0.30
Net realized and unrealized gain (loss) on investments	4.31	(4.40	)(2)	(5.56	)(2)	(12.44)	8.31

Total from investment operations	4.29	(4.34)		(5.51)		(12.25)	8.61

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)		(0.04)	(0.24)
Capital gains	(0.00)	(0.00)		(0.00)		(8.60)	(2.48)

Total distributions	(0.00)	(0.00)		(0.00)		(8.64)	(2.72)

Net asset value, end of period	$20.64	$16.35		$20.69		$26.20	$47.09

Total return(3)	26.24%	-20.96	%(2)	-21.03	%(2)	-17.26%	21.05%
Net assets, end of period (in millions)	$124	$127		$345		$588	$1,574
Ratio of expenses to average net assets including reimbursement	1.81%	1.89%		1.60%		1.66%	1.66%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.07%	0.32%		0.18%		0.37%	0.63%
Ratio of expenses to average net assets excluding reimbursement	N/A	1.89%		1.66%		N/A	N/A
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	0.32%		0.12%		N/A	N/A
Portfolio turnover rate	136%	34%		43%		91%	7%

(1)Based on average shares outstanding.

(2)Includes redemption fees added to capital.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001	2000	1999

Net asset value, beginning of period	$15.62	$20.03		$25.64	$46.78	$40.97

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.12	)(1)	(0.21)	(0.17)	(0.06)
Net realized and unrealized gain (loss) on investments	4.13	(4.29)		(5.40)	(12.33)	8.27

Total from investment operations	3.90	(4.41)		(5.61)	(12.50)	8.21

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.04)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(8.60)	(2.40)

Total distributions	(0.00)	(0.00)		(0.00)	(8.64)	(2.40)

Net asset value, end of period	$19.52	$15.62		$20.03	$25.64	$46.78

Total return	24.97%	-22.00%		-21.88%	-17.95%	20.15%
Net assets, end of period (in millions)	$55	$68		$137	$281	$541
Ratio of expenses to average net assets including reimbursement	2.84%	2.85%		2.54%	2.50%	2.42%
Ratio of net investment loss to average net assets including reimbursement	-1.06%	-0.64%		-0.76%	-0.47%	-0.13%
Ratio of expenses to average net assets excluding reimbursement	N/A	2.85%		2.60%	N/A	N/A
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-0.64%		-0.82%	N/A	N/A
Portfolio turnover rate	136%	34%		43%	91%	7%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001	2000	1999

Net asset value, beginning of period	$15.52	$19.90		$25.46	$46.57	$40.79

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.11	)(1)	(0.21)	(0.19)	(0.05)
Net realized and unrealized gain (loss) on investments	4.07	(4.27)		(5.35)	(12.28)	8.23

Total from investment operations	3.87	(4.38)		(5.56)	(12.47)	8.18

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.00)	(0.04)	(0.00)
Capital gains	(0.00)	(0.00)		(0.00)	(8.60)	(2.40)

Total distributions	(0.00)	(0.00)		(0.00)	(8.64)	(2.40)

Net asset value, end of period	$19.39	$15.52		$19.90	$25.46	$46.57

Total return	24.94%	-22.00%		-21.84%	-17.97%	20.16%
Net assets, end of period (in millions)	$12	$14		$26	$57	$143
Ratio of expenses to average net assets including reimbursement	2.80%	2.83%		2.54%	2.49%	2.42%
Ratio of net investment loss to average net assets including reimbursement	-0.94%	-0.62%		-0.76%	-0.46%	-0.13%
Ratio of expenses to average net assets excluding reimbursement	N/A	2.83%		2.60%	N/A	N/A
Ratio of net investment loss to average net assets excluding reimbursement	N/A	-0.62%		-0.82%	N/A	N/A
Portfolio turnover rate	136%	34%		43%	91%	7%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$17.69

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	2.94

Total from investment operations	2.96

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$20.65

Total return	16.73%
Net assets, end of period (in thousands)	$135
Ratio of expenses to average net assets	0.59	%(2)
Ratio of net investment income to average net assets	0.24	%(2)
Portfolio turnover rate	136	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3)For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Advisor Class Shares(1)
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,			For the period from 8-31-00(3) to
	2003	2002(2)	2001	12-31-00

Net asset value, beginning of period	$16.85	$20.67	$26.25	$40.05

Income (loss) from investment operations:
Net investment income (loss)	(1.00)	(0.24)	0.01	0.02
Net realized and unrealized gain (loss) on investments	5.15	(3.58)	(5.59)	(5.18)

Total from investment operations	4.15	(3.82)	(5.58)	(5.16)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.04)
Capital gains	(0.00)	(0.00)	(0.00)	(8.60)

Total distributions	(0.00)	(0.00)	(0.00)	(8.64)

Net asset value, end of period	$21.00	$16.85	$20.67	$26.25

Total return	25.00%	-18.71%	-21.26%	-12.09%
Net assets, end of period (in thousands)	$1	$2	$5	$4
Ratio of expenses to average net assets including reimbursement	2.72%	3.46%	1.69%	2.10	%(4)
Ratio of net investment income (loss) to average net assets including reimbursement	-0.98%	-1.24%	0.09%	-0.08	%(4)
Ratio of expenses to average net assets excluding reimbursement	N/A	3.46%	1.75%	N/A
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	-1.24%	0.03%	N/A
Portfolio turnover rate	136%	34%	43%	91	%(4)

(1)See Note 5 to financial statements.

(2)Advisor Class shares were outstanding for the period from 1/1/02 through 6/11/02 and from 7/3/02 through 12/31/02.

(3)Commencement of operations of the class.

(4)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL FUND

Class I Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$16.48	$20.85	$26.35	$47.09	$41.21

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.14 (2)	0.15	0.64	0.52
Net realized and unrealized gain (loss) on investments	4.46	(4.51)	(5.65)	(12.74)	8.34

Total from investment operations	4.38	(4.37)	(5.50)	(12.10)	8.86

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.04)	(0.42)
Capital gains	(0.00)	(0.00)	(0.00)	(8.60)	(2.56)

Total distributions	(0.00)	(0.00)	(0.00)	(8.64)	(2.98)

Net asset value, end of period	$20.86	$16.48	$20.85	$26.35	$47.09

Total return	26.58%	-20.95%	-20.87%	-16.92%	21.66%
Net assets, end of period (in thousands)	$684	$1,304	$17,062	$33,907	$166,816
Ratio of expenses to average net assets including reimbursement	1.66%	1.51%	1.24%	1.24%	1.18%
Ratio of net investment income to average net assets including reimbursement	0.06%	0.70%	0.54%	0.79%	1.11%
Ratio of expenses to average net assets excluding reimbursement	N/A	1.51%	1.30%	N/A	N/A
Ratio of net investment income to average net assets excluding reimbursement	N/A	0.70%	0.48%	N/A	N/A
Portfolio turnover rate	136%	34%	43%	91%	7%

(1)See Note 5 to financial statements.

(2)Based on average shares outstanding.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF INTERNATIONAL VALUE FUND

      December 31, 2003

An interview with Thomas A. Mengel, portfolio manager of
Ivy International Value Fund

This report relates to the operation of Ivy International Value Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund had a strong positive return, but performance relative to the benchmark index was disappointing. Class A shares of the Fund increased 27.19 percent for the year before the impact of sales load, and, after the impact of sales load, increased 19.88 percent. In comparison, the Morgan Stanley Capital International E.A.FE. Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 38.59 percent during the year, and the Lipper International Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 34.61 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

Our stock selection, which lagged the benchmark return, negatively impacted performance for the fiscal year, as did an underweight in Japan. In addition, we did not participate in the broad high-beta (lower quality) stock rally, preferring instead to focus on what we saw as well-managed companies with undervalued assets.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. Continental Europe suffered some of the weakest equity markets, due to their inflexible corporate legal structure and labor markets. In March, Asian consumer markets were shocked by an outbreak of atypical pneumonia that depressed travel and retail sectors through July.

Generally, government policy responses, in our view, were prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive stock market rally that began in the second quarter of 2003.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous export demand across Asia and Europe. China also benefited from a broad increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted demand for technology equipment. Low interest rates and abundant credit fueled strong housing and auto spending in many countries, despite lagging job growth in most.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During several periods throughout the year, the Japanese stock index outperformed other major markets, in anticipation of global reflation. Still, we believe there has been little progress on structural financial reform in Japan and that serious risks remain. As a result, we underweighted this market during most of 2003.

We increased our equity exposure as broad market sentiment improved this year, but we chose to maintain our preference for what we saw as well-managed and undervalued companies in healthy sectors rather than join the high-beta trend that was initially driving stock prices higher.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

In our view, production trends continue to benefit from low inventories in many sectors and a technology replacement cycle. We have continued to emphasize companies in Continental Europe that we believe benefit from the global recovery, especially export companies that enjoy a solid competitive position. In Britain, we originally focused on stocks that we felt benefited from the relatively strong domestic economy, but have cautiously trimmed our holdings because the country has now entered a modest interest-rate-increase cycle. Despite continuing imbalances within Japan's economy, we believe there are still good companies with solid balance sheets, good management and undervalued assets. We have focused on some of the larger Japanese exporters and a few domestic selections that we find attractive. Our Asian weights are moderate, concentrated on industry leaders that we believe should benefit from continued strong Chinese business demand. Globally, we have invested in a broad group of what we feel are attractively priced industrial companies well-positioned for continued global growth. We remain alert to signs of over-leveraged households in several countries, especially those with recent housing booms sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we think sustainable U. S. economic growth remains the most important prerequisite for rising global equity markets. Capital spending plans may continue to be supportive, but we believe that U.S. consumer spending power must be maintained. Longer term, we feel that U.S. employment growth is key. In our view, these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004.

We intend to closely monitor Continental Europe for any signs of corporate financial strain that could potentially develop if the euro were to strengthen dramatically beyond its current level. Similarly, we believe that any significant yen strengthening could be a detriment to Japan's economic stabilization efforts. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts, especially across Europe. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that foreign equity investments provide important long-term portfolio diversification for our shareholders.

Respectfully,

Thomas A. Mengel
Manager
International Value Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Ivy International Value Fund, Class A
Morgan Stanley Capital International E.A.FE. Index and
Lipper International Funds Universe Average
		Ivy International Value Fund, Class A	Morgan Stanley Capital International E.A.FE. Index	Lipper International Funds Universe Average
		----	----	----
	5-13-97 Purchase	9,425	10,000	10,000
	12-31-97	8,455	9,657	9,859
	12-31-98	9,016	11,588	11,136
	12-31-99	11,521	14,713	15,707
	12-31-00	10,686	12,629	13,424
	12-31-01	8,851	9,920	10,600
	12-31-02	7,440	8,339	8,875
	12-31-03	9,463	11,557	11,947

=====	Ivy International Value Fund, Class A(1) - $9,463
+++++	Morgan Stanley Capital International E.A.FE. Index(2) - $11,557
--	Lipper International Funds Universe Average(2) - $11,947

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 1997.

Average Annual Total Return(3)

	Class A	Class B	Class C	Class Y	Advisor Class(4)

1-year period ended 12-31-03	19.88%	22.23%	26.09%	-	27.72%
5-year period ended 12-31-03	-0.21%	-0.43%	-0.25%	-	0.88%
Since inception of Class through 12-31-03(5)	-0.83%	-1.03%	-1.06%	-	0.73%
Cumulative return since inception of class(5)	-	-	-	19.36%	-

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(4)Advisor Class shares are no longer available for investment.

(5)5-13-97 for Class A shares, Class B shares, Class C shares, 7-24-03 for Class Y shares and 2-23-98 for Advisor Class (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL VALUE FUND

GOALS

International Value Fund

      Seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Strategy

Ivy International Value Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets.

Waddell & Reed Ivy Investment Company uses a disciplined value approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Founded

1997

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended December 31, 2003

Net asset value on
12-31-03	$9.73
12-31-02	7.65

Change per share	$2.08

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL VALUE FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	WithSales Load(B)	WithoutSales Load(C)	With CDSC(D)	Without CDSC(E)
1-year period ended 12-31-03	19.88%	27.19%	22.23%	26.23%
5-year period ended 12-31-03	-0.21%	0.97%	-0.43%	-0.23%
10-year period ended 12-31-03	-	-	-	-
Since inception of Class(F)	-0.83%	0.06%	-1.03%	-1.03%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

(F)5-13-97 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)

1-year period ended 12-31-03	26.09%	-	27.72%
5-year period ended 12-31-03	-0.25%	-	0.88%
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	-1.06%	-	0.73%
Cumulative return since inception of Class(F)	-	19.36%	-

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges.

(E)See Note 5 to financial statements.

(F)5-13-97 for Class C shares, 7-24-03 for Class Y shares and 2-23-98 for Advisor Class shares (the date on which shares were first acquired by shareholders).

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF INTERNATIONAL VALUE FUND

Portfolio Highlights

On December 31, 2003, International Value Fund had net assets totaling $42,065,969 invested in a diversified portfolio of:

98.08%	Common Stocks
1.92%	Cash and Cash Equivalents

As a shareholder of International Value Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Europe	$63.19
Pacific Basin	$27.45
Scandinavia	$2.94
Cash and Cash Equivalents	$1.92
United States	$1.72
South America	$1.67
Canada	$1.11

Financial Services Stocks	$17.84
Utilities Stocks	$12.76
Multi-Industry Stocks	$12.01
Capital Goods Stocks	$11.67
Consumer Goods Stocks	$7.82
Health Care Stocks	$7.40
Consumer Services Stocks	$7.14
Raw Materials Stocks	$4.71
Energy Stocks	$4.39
Technology Stocks	$3.75
Retail Stocks	$3.21
Business Equipment and Services Stocks	$2.43
Cash and Cash Equivalents	$1.92
Shelter Stocks	$1.73
Transportation Stocks	$1.22

THE INVESTMENTS OF INTERNATIONAL VALUE FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Australia - 3.51%
Australia and New Zealand Banking Group Limited (A)	16,200	$215,614
News Corporation Limited (The) (A)	60,567	546,682
Wesfarmers Limited (A)	25,000	498,542
Westpac Banking Corporation (A)	17,800	214,263
		1,475,101
Austria - 1.70%
Erste Bank der oesterreichischen Sparkassen AG (A)	5,800	715,908

Belgium - 1.29%
Fortis (A)	20,000	402,412
n.v. Umicore s.a. (A)(B)	2,000	140,227
		542,639
Brazil - 1.67%
Embraer-Empresa Brasileira de Aeronautica S.A.	20,000	700,600

Canada - 1.11%
EnCana Corporation (A)	11,800	465,609

France - 10.13%
Alcatel, Class A (A)*	15,200	195,526
Aventis (A)	8,000	528,150
Lafarge (A)	10,000	889,489
Lagardere SCA (A)	10,000	576,656
Peugeot SA (A)	10,000	509,000
TF1 (A)	13,600	474,287
Technip-Coflexip (A)	4,000	432,398
VINCI (A)	7,950	657,564
		4,263,070
Germany - 12.94%
Allianz Aktiengesellschaft, Registered Shares (A)	8,000	1,008,928
Continental Aktiengesellschaft (A)	15,000	570,357
Deutsche Post AG (A)	25,000	514,039
Deutsche Telekom AG, Registered Shares (A)*	45,410	831,863
E.ON AG (A)	10,000	654,266
Fresenius AG (A)	1,190	83,210
Henkel Kommanditgesellschaft auf Aktien (A)	8,280	647,825
Munchener Ruckversicherungs - Gesellschaft
Aktiengesellschaft (A)	1,950	237,868
Siemens AG (A)	11,150	896,255
		5,444,611
Hong Kong - 4.23%
Beijing Capital Land Limited, Class H (A)*	2,000,000	528,092
China Mobile (Hong Kong) Limited (A)	150,000	459,826
Hutchison Whampoa Limited, Ordinary Shares (A)	108,000	792,911
		1,780,829
Italy - 2.68%
Banco Popolare di Verona e Novara S.c. a r.l. (A)	14,190	$239,922
Eni S.p.A. (A)	31,730	598,050
Mediaset S.p.A. (A)	24,300	288,399
		1,126,371
Japan - 17.17%
Dentsu Inc. (A)	120	604,901
Fuji Photo Film Co., Ltd. (A)	7,000	226,091
Funai Electric Co., Ltd. (A)	1,700	233,438
Ishares MSCI Japan Index Fund*	87,000	838,680
Mitsui Fudosan Co., Ltd. (A)	22,000	198,796
NEC Electronics Corporation (A)*	2,800	204,919
Nikko Exchange Traded Index (A)	8,410	843,159
Nintendo Co., Ltd. (A)	3,100	289,382
Nippon Telegraph and Telephone Corporation (A)	100	482,614
Nissan Motor Co., Ltd. (A)	17,400	198,811
Nomura Holdings, Inc. (A)	51,000	868,845
Secom Co., Ltd. (A)	10,000	373,396
Shimano Inc. (A)	25,000	518,086
Sumitomo Mitsui Financial Group, Inc. (A)	40	213,209
Takeda Chemical Industries, Ltd. (A)	15,000	595,099
Tokyo Gas Co., Ltd. (A)	150,000	534,889
		7,224,315
Korea - 2.54%
KT Corporation, ADR	20,000	381,400
LG Chem, Ltd. (A)	6,000	276,962
Samsung Electronics Co., Ltd. (A)	1,080	408,796
		1,067,158
Luxembourg - 1.24%
ARCELOR (A)	30,000	522,355

Netherlands - 2.73%
Euronext N.V. (A)	13,150	332,513
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	20,000	583,334
Royal Boskalis Westminster nv,
Certicaaten Van Aandelen (A)	8,800	231,832
		1,147,679
Portugal - 0.72%
Portugal Telecom, SGPS, S.A., Registered Shares (A)	30,000	301,620

Spain - 2.96%
Enagas, S.A. (A)	70,000	758,460
Repsol YPF, S.A. (A)	25,000	486,951
		1,245,411
Sweden - 2.94%
Alfa Laval AB (A)(B)	50,000	761,231
Telefonaktiebolaget LM Ericsson, Class B (A)*	264,300	474,044
		1,235,275
Switzerland - 8.96%
Baloise-Holding, Registered Shares (A)	10,800	$450,727
Clariant AG, Registered Shares (A)*	15,500	228,567
Credit Suisse Group, Registered Shares (A)	24,250	886,646
Holcim Ltd, Registered Shares (A)	10,085	469,373
Nestle S.A., Registered Shares (A)	3,000	749,030
Novartis AG, Registered Shares (A)	21,750	986,799
		3,771,142
United Kingdom - 17.84%
BP p.l.c. (A)	36,100	291,825
British Sky Broadcasting Group plc (A)*	47,910	601,033
GlaxoSmithKline plc (A)	40,250	919,374
HSBC Holdings plc (A)	58,610	918,296
Lloyds TSB Group plc (A)	100,000	799,456
NEXT plc (A)	20,800	416,831
Reckitt Benckiser plc (A)	22,246	501,783
"Shell" Transport and Trading Company, p.l.c. (The) (A)	127,539	945,650
Taylor Nelson Sofres plc (A)	11,570	42,945
tesco plc (A)	203,200	934,628
Vedanta Resources plc (A)(B)*	25,200	165,487
Vodafone Group Plc (A)	392,087	969,056
		7,506,364
United States - 1.72%
iShares MSCI Pacific ex-Japan Index Fund	10,000	724,800

TOTAL COMMON STOCKS - 98.08%		$41,260,857
(Cost: $34,249,744)

TOTAL SHORT-TERM SECURITIES - 2.45%		$1,030,000
(Cost: $1,030,000)

TOTAL INVESTMENT SECURITIES - 100.53%		$42,290,857
(Cost: $35,279,744)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.53%)		(224,888)

NET ASSETS - 100.00%		$42,065,969

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $1,066,945 or 2.54% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      INTERNATIONAL VALUE FUND

December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $35,280) (Notes 1 and 3)	$42,291
Cash	1
Receivables:
Dividends and interest	252
Fund shares sold	61

Total assets	42,605

LIABILITIES
Payable to Fund shareholders	430
Accrued management fee (Note 2)	35
Accrued distribution and service fees (Note 2)	30
Accrued shareholder servicing (Note 2)	15
Accrued accounting and administrative services fees (Note 2)	2
Other	27

Total liabilities	539

Total net assets	$42,066

NET ASSETS
Capital paid in	$53,168
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(8)
Accumulated undistributed net realized loss on investment transactions	(18,147)
Net unrealized appreciation in value of investments	7,053

Net assets applicable to outstanding units of capital	$42,066

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.73
Class B	$9.24
Class C	$9.23
Class Y	$9.74
Advisor Class	$9.63
Capital shares outstanding:
Class A	906
Class B	2,724
Class C	859
Class Y	13
Advisor Class	4

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      INTERNATIONAL VALUE FUND

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $113)	$846
Interest and amortization	39

Total income	885

Expenses (Note 2):
Investment management fee	414
Distribution fee:
Class B	189
Class C	62
Shareholder servicing:
Class A	35
Class B	105
Class C	38
Class Y	- *
Advisor Class	1
Service fee:
Class A	19
Class B	63
Class C	21
Class Y	- *
Accounting and administrative services fees	56
Custodian fees	46
Audit fees	26
Legal fees	10
Administrative fee:
Class A	1
Class B	4
Class C	1
Class Y	-
Advisor Class	- *
Other	79

Total	1,170

Net investment loss	(285)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(1,840)
Realized net loss on foreign currency transactions	(66)

Realized net loss on investments	(1,906)
Unrealized appreciation in value of investments during the period	11,851

Net gain on investments	9,945

Net increase in net assets resulting from operations	$9,660

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      INTERNATIONAL VALUE FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

DECREASE IN NET ASSETS
Operations:
Net investment income (loss)	$(285)	$185
Realized net loss on investments	(1,906)	(6,019)
Unrealized appreciation (depreciation)	11,851	(5,927)

Net increase (decrease) in net assets resulting from operations	9,660	(11,761)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	--
Class B	-	--
Class C	-	--
Class Y	-	N/A
Advisor Class	-	--

	-	--

Capital share transactions (Note 5)	(12,918)	(18,836)

Total decrease	(3,258)	(30,597)
NET ASSETS
Beginning of period	45,324	75,921

End of period	$42,066	$45,324

Undistributed net investment loss	$(8)	$(20)

(1)See "Financial Highlights" on pages 118 - 122.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL VALUE FUND

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002		2001		2000	1999

Net asset value, beginning of period	$7.65	$9.10		$11.01		$11.99	$9.48

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.08	(1)	0.07		0.14	0.09
Net realized and unrealized gain (loss) on investments	2.10	(1.53	)(2)	(1.96	)(2)	(1.01)	2.54

Total from investment operations	2.08	(1.45)		(1.89)		(0.87)	2.63

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.02)		(0.04)	(0.10)
Capital gains	(0.00)	(0.00)		(0.00)		(0.07)	(0.02)

Total distributions	(0.00)	(0.00)		(0.02)		(0.11)	(0.12)

Net asset value, end of period	$9.73	$7.65		$9.10		$11.01	$11.99

Total return(3)	27.19%	-15.93	%(2)	-17.17	%(2)	-7.25%	27.79%
Net assets, end of period (in millions)	$9	$8		$13		$24	$33
Ratio of expenses to average net assets including reimbursement	2.28%	1.77%		1.77%		1.74%	1.72%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.19%	0.91%		0.58%		0.96%	0.92%
Ratio of expenses to average net assets excluding reimbursement	N/A	2.32%		2.15%		1.92%	1.87%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	0.36%		0.20%		0.78%	0.77%
Portfolio turnover rate	148%	48%		39%		36%	21%

(1)Based on average shares outstanding.

(2)Includes redemption fees added to capital.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL VALUE FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$7.32	$8.97	$10.94	$11.91	$9.42

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.01 (1)	(0.02)	0.02	0.01
Net realized and unrealized gain (loss) on investments	2.00	(1.66)	(1.93)	(0.96)	2.51

Total from investment operations	1.92	(1.65)	(1.95)	(0.94)	2.52

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.02)	(0.01)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(0.02)

Total distributions	(0.00)	(0.00)	(0.02)	(0.03)	(0.03)

Net asset value, end of period	$9.24	$7.32	$8.97	$10.94	$11.91

Total return	26.23%	-18.39%	-17.84%	-7.94%	26.81%
Net assets, end of period (in millions)	$25	$28	$46	$76	$95
Ratio of expenses to average net assets including reimbursement	2.95%	2.50%	2.50%	2.51%	2.51%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.82%	0.18%	-0.15%	0.20%	0.12%
Ratio of expenses to average net assets excluding reimbursement	N/A	3.05%	2.88%	2.69%	2.66%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	-0.37%	-0.53%	0.02%	-0.03%
Portfolio turnover rate	148%	48%	39%	36%	21%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL VALUE FUND

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$7.32	$8.97	$10.94	$11.92	$9.42

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.01 (1)	(0.02)	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.99	(1.66)	(1.93)	(0.97)	2.51

Total from investment operations	1.91	(1.65)	(1.95)	(0.95)	2.53

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.02)	(0.01)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(0.02)

Total distributions	(0.00)	(0.00)	(0.02)	(0.03)	(0.03)

Net asset value, end of period	$9.23	$7.32	$8.97	$10.94	$11.92

Total return	26.09%	-18.39%	-17.84%	-7.97%	26.91%
Net assets, end of period (in millions)	$8	$9	$16	$30	$44
Ratio of expenses to average net assets including reimbursement	3.01%	2.50%	2.51%	2.51%	2.49%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.82%	0.18%	-0.16%	0.19%	0.14%
Ratio of expenses to average net assets excluding reimbursement	N/A	3.05%	2.89%	2.69%	2.64%
Ratio of net investment income (loss) to average net assets excluding reimbursement	N/A	-0.37%	-0.54%	0.01%	-0.01%
Portfolio turnover rate	148%	48%	39%	36%	21%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL VALUE FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$8.16

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	1.59

Total from investment operations	1.58

Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$9.74

Total return	19.36%
Net assets, end of period (in thousands)	$125
Ratio of expenses to average net assets	1.47	%(2)
Ratio of net investment loss to average net assets	-0.38	%(2)
Portfolio turnover rate	148	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3)For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      INTERNATIONAL VALUE FUND

Advisor Class Shares(1)
 For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2003	2002	2001	2000	1999

Net asset value, beginning of period	$7.54	$9.14	$11.03	$11.99	$9.48

Income (loss) from investment operations:
Net investment income	0.67	0.10 (2)	0.11	0.50	0.04
Net realized and unrealized gain (loss) on investments	1.42	(1.70)	(1.98)	(1.33)	2.64

Total from investment operations	2.09	(1.60)	(1.87)	(0.83)	2.68

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.02)	(0.05)	(0.10)
Capital gains	(0.00)	(0.00)	(0.00)	(0.08)	(0.07)

Total distributions	(0.00)	(0.00)	(0.02)	(0.13)	(0.17)

Net asset value,end of period	$9.63	$7.54	$9.14	$11.03	$11.99

Total return	27.72%	-17.51%	-17.03%	-6.90%	28.30%
Net assets, end of period (in thousands)	$39	$124	$377	$668	$2,748
Ratio of expenses to average net assets including reimbursement	2.59%	1.50%	1.47%	1.35%	1.38%
Ratio of net investment income to average net assets including reimbursement	1.43%	1.18%	0.89%	1.36%	1.25%
Ratio of expenses to average net assets excluding reimbursement	N/A	2.05%	1.85%	1.53%	1.53%
Ratio of net investment income to average net assets excluding reimbursement	N/A	0.63%	0.51%	1.18%	1.10%
Portfolio turnover rate	148%	48%	39%	36%	21%

(1)See Note 5 to financial statements.

(2)Based on average shares outstanding.

See Notes to Financial Statements.

MANAGER'S DISCUSSION OF PACIFIC OPPORTUNITIES FUND

      December 31, 2003

An interview with Thomas A. Mengel, portfolio manager
of Ivy Pacific Opportunities Fund

This report relates to the operation of Ivy Pacific Opportunities Fund for the fiscal year ended December 31, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 52.85 percent for the year before the impact of sales load, and, after the impact of sales load, increased 44.06 percent. In comparison, the Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index (the index that generally reflects the performance of the Asia Pacific securities markets) increased 48.68 percent during the year, and the Lipper Pacific Ex-Japan Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 46.33 percent. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What factors affected Fund performance during the fiscal year?

Performance was positively impacted by our stock and country selections, which outperformed the benchmark return. The Fund benefited from our selections in financial and consumer-discretionary stocks, as well as overweight positions in Hong Kong and India. In relation to the Fund's benchmark index, the Fund was adversely affected by the impact of the Fund's sales load.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Early in 2003, global geopolitical concerns regarding the Iraq War triggered extreme global market volatility and risk aversion. In March, Asian consumer markets were shocked by an outbreak of atypical pneumonia that depressed travel and retail sectors through July.

Government policy responses were, in our view, generally prompt and appropriate. Where possible, fiscal policy was tapped in an effort to create business demand or encourage business and consumer activity. Central banks continued to ease monetary policy during these difficult times, providing reassurance to global investors and helping to set the stage for an impressive global stock market rally that began in the second quarter of 2003. Asian markets rose swiftly, as they typically do in the early stages of a global financial recovery.

By August, the global growth outlook had improved significantly. Both the United States and China were growing above trend, creating enormous global export demand. Several Asian countries also enjoyed stronger domestic demand, led by China. China benefited from an unprecedented increase in outsourcing demand, as production facilities were shifted to China in an effort to take advantage of that country's low labor costs. A capital spending replacement cycle further boosted global demand for technology equipment, much of it produced in Asia. Low interest rates and abundant credit fueled strong housing, auto and consumer spending in many countries, despite lagging job growth in most. Chinese deflation concerns were reduced late in the year as positive consumer price data were reported.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We increased our equity exposure as broad market sentiment improved. Our initial focus was on companies that we felt benefited from reflation in China. The Fund particularly benefited from our selections in financials and consumer discretionary stocks, as well as our overweight positions in Hong Kong and India. We were overweight the information-technology sector but underweight telecommunication services.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

Although China's government policy was shifted slightly in late 2003 in an effort to slow some of the more speculative areas of the booming economy, we believe that regional growth in 2004 could potentially remain impressive. We are continuing to focus on what we see as reflation beneficiaries as well as high-end consumer discretionary stocks. In our view, production trends continue to benefit from low inventories in many sectors and a technology replacement cycle. We have continued to emphasize industry leaders that we believe benefit from the global recovery, especially export companies that enjoy a solid competitive position. We remain underweight in Australia, which is typically a more defensive market and less associated with the dynamic growth surrounding China. We remain alert to signs of over-leveraged households in South Korea and Taiwan, where recent consumer-credit increases were sparked by extremely low interest rates.

We intend to remain flexible with our geographic and sector allocations, responding to future developments in global financial markets. In the current environment, we feel that sustainable U.S. economic growth remains the most important prerequisite for rising global equity markets. Intra-Asian trade has grown tremendously in recent years, but U.S. consumer spending power is, in our view, critical for the global economy. Over the longer term, we think U.S. employment growth is key. We believe that these critical U.S. macroeconomic issues will dictate the form and pace of global growth in 2004. If the U.S. dollar weakens significantly further, we anticipate a period of broad currency volatility that is typically associated with currency extremes.

The difficult business climate of the last few years has forced many foreign companies to accelerate restructuring efforts. This positive improvement should, in our view, be an important focus for investors as the broader economic and financial environment improves. We continue to believe that Pacific-region equity investments provide unique growth opportunities and important long-term portfolio diversification for our shareholders.

Respectfully,

Thomas A. Mengel
Manager
Pacific Opportunities Fund

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that effective February 2004, Frederick Jiang is now the portfolio manager of the Ivy Pacific Opportunities Fund.

Comparison of Change in Value of $10,000 Investment
Ivy Pacific Opportunities Fund, Class A
Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index and
Lipper Pacific Ex-Japan Funds Universe Average
		Ivy Pacific Opportunities Fund, Class A	Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index	Lipper Pacific Ex-Japan Funds Universe Average
		----	----	----
	12-31-93 Purchase	9,425	10,000	10,000
	12-31-94	7,080	8,772	8,370
	12-31-95	7,192	9,305	8,447
	12-31-96	8,667	10,388	9,270
	12-31-97	6,765	6,835	6,069
	12-31-98	5,374	6,533	5,666
	12-31-99	7,885	9,789	9,908
	12-31-00	6,446	6,855	6,896
	12-31-01	5,847	6,690	6,844
	12-31-02	5,186	6,348	6,309
	12-31-03	7,927	9,438	9,232

=====	Ivy Pacific Opportunities Fund, Class A(1) - $7,927
+++++	Morgan Stanley Capital International Asia Pacific Free (Excluding Japan) Index(2) - $9,438
--	Lipper Pacific Ex-Japan Funds Universe Average(2) - $9,232

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y	Advisor Class(3)

1-year period ended 12-31-03	44.06%	45.74%	50.96%	-	52.32
5-year period ended 12-31-03	6.81%	6.63%	7.03%	-	7.61%
10-year period ended 12-31-03	-2.30%	-2.66%	-	-	-
Since inception of Class through 12-31-03(4)	-	-	-0.79%	-	2.56%
Cumulative return since inception of Class(4)	-	-	-	33.28%	-
(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)Advisor Class shares are no longer available for investment.

(4)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 2-10-98 for Advisor Class (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SHAREHOLDER SUMMARY OF PACIFIC OPPORTUNITIES FUND

GOALS

Pacific Opportunities Fund

      Seeks, as a primary goal, long-term capital growth. Consideration of current income is secondary to this principal objective.

Strategy

Ivy Pacific Opportunities Fund invests at least 80% of its net assets in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region. Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India. Although it is permitted to invest in Japan, the Fund does not currently anticipate doing so.

Waddell & Reed Ivy Investment Company uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Founded

1993

Scheduled Dividend Frequency

Annually (December)

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended December 31, 2003

Net asset value on
12-31-03	$9.11

12-31-02	5.96
Change per share	$3.15

      Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF PACIFIC OPPORTUNITIES FUND

      Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Ivy Funds website at www.ivyfunds.com for more current performance information.

Average Annual Total Return(A)

	Class A		Class B
Period	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)

1-year period ended 12-31-03	44.06%	52.85%	45.74%	49.74%
5-year period ended 12-31-03	6.81%	8.08%	6.63%	6.78%
10-year period ended 12-31-03	-2.30%	-1.72%	-2.66%	-2.66%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.

(C)Performance data does not take into account the sales load deducted on an initial purchase.

(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the applicable periods.

(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.

Average Annual Total Return(A)

Period	Class C(B)	Class Y(C)	Advisor Class(D)(E)
1-year period ended 12-31-03	50.96%	-	52.32%
5-year period ended 12-31-03	7.03%	-	7.61%
10-year period ended 12-31-03	-	-	-
Since inception of Class(F)	-0.79%	-	2.56%
Cumulative return since inception of Class(F)	-	33.28%	-

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.

(D)Performance data does not include the effect of sales charges, as Advisor Class shares are not subject to these charges.

(E)See Note 5 to financial statements.

(F)4-30-96 for Class C shares, 7-24-03 for Class Y shares and 2-10-98 for Advisor Class Shares (the date on which shares were first acquired by shareholders).

International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF PACIFIC OPPORTUNITIES FUND

Portfolio Highlights

On December 31, 2003, Pacific Opportunities Fund had net assets totaling $25,940,321 invested in a diversified portfolio of:

85.39%	Common Stocks
14.61%	Cash and Cash Equivalents

As a shareholder of Pacific Opportunities Fund, for every $100 you had invested on December 31, 2003, your Fund was invested by geographic region and by industry, respectively, as follows:
Pacific Basin	$60.18
Cash and Cash Equivalents	$14.61
Asia	$9.36
Other	$7.58
Europe	$4.36
United States	$3.91

Financial Services Stocks	$22.76
Multi-Industry Stocks	$15.06
Cash and Cash Equivalents	$14.61
Technology Stocks	$10.30
Shelter Stocks	$5.35
Utilities Stocks	$4.49
Raw Materials Stocks	$3.73
Consumer Services Stocks	$3.70
Transportation Stocks	$3.62
Health Care Stocks	$3.01
Consumer Durables Stocks	$3.00
Business Equipment and Services Stocks	$2.74
Energy Stocks	$2.67
Retail Stocks	$2.02
Capital Goods Stocks	$1.66
Consumer Nondurables Stocks	$1.28

THE INVESTMENTS OF PACIFIC OPPORTUNITIES FUND

December 31, 2003
COMMON STOCKS	Shares	Value

Australia - 11.62%
AXA Asia Pacific Holdings Limited (A)	200,000	$430,602
Australia and New Zealand Banking
Group Limited (A)	16,000	212,952
iShares MSCI Australia Index Fund	50,000	668,000
News Corporation Limited (The) (A)	45,058	406,697
Novogen LTD (A)*	65,000	358,672
Virgin Blue Holdings Limited (A)*	130,000	232,916
Virgin Blue Holdings Limited (A)(B)*	70,000	125,416
Wesfarmers Limited (A)	17,000	339,008
Westpac Banking Corporation (A)	20,000	240,745
		3,015,008
Bermuda - 1.74%
Orient Overseas (International) Limited (A)	30,000	92,352
Ports Design Limited (A)(B)*	200,000	359,360
		451,712
Cayman Islands - 5.84%
ASM Pacific Technology Limited (A)	90,000	392,978
Kingdee International Software Group
Company Limited (A)	600,000	204,797
Lee & Man Paper Manufacturing Limited (A)(B)*	700,000	559,005
NetEase.com, Inc., ADR*	2,250	82,969
SEEC Media Group Limited (A)*	6,000,000	274,350
		1,514,099
China - 0.69%
Sinotrans Limited (A)	400,000	180,324

Hong Kong - 14.06%
BOC Hong Kong (Holdings) Limited (A)(B)	200,000	376,104
Cheung Kong (Holdings) Limited (A)	35,000	277,248
Cheung Kong Infrastructure Holdings Limited (A)	70,000	155,530
China Mobile (Hong Kong) Limited (A)	120,000	367,861
China Resources Power Holdings Company Limited (A)(B)*	1,000,000	463,690
CITIC International Financial Holdings Limited (A)	1,000,000	544,192
CITIC Pacific Limited (A)	100,000	253,098
Esprit Holdings Limited (A)	50,000	166,156
Hang Lung Properties Limited (A)	130,000	166,607
Hutchison Whampoa Limited, Ordinary Shares (A)	42,000	308,354
Oriental Press Group Limited (A)	254,000	92,423
Oriental Press Group Limited (A)(B)	350,000	127,354
SINA Corporation (A)*	3,000	101,250
Sun Hung Kai Properties Limited (A)	30,000	247,302
		3,647,169
India - 9.36%
Hero Honda Motors Ltd. (A)	17,600	$173,621
Housing Development Finance Corporation Limited (A)	35,000	282,038
ITC Limited (A)	15,300	331,068
Infosys Technologies Limited (A)	4,300	525,800
Ranbaxy Laboratories Limited (A)	17,500	422,385
Reliance Industries Limited (A)	55,000	692,637
		2,427,549
Indonesia - 3.20%
PT Bank Mandiri (A)	2,000,000	237,459
PT Bank Rakyat Indonesia (A)(B)*	4,000,000	593,648
		831,107
Korea - 13.48%
Hana Bank (A)	16,000	295,426
Hanwha Chemical Corporation (A)*	25,000	238,145
Hyundai Motor Company (A)	7,000	296,685
Kookmin Bank (A)	11,000	412,211
Korean Air Lines Co., Ltd. (A)	20,000	310,533
Korean Reinsurance Company (A)	10,000	331,515
LG Chem, Ltd. (A)	7,200	332,354
SK Telecom Co., Ltd. (A)	2,000	334,033
Samsung Electronics Co., Ltd. (A)	2,500	946,286
		3,497,188
Singapore - 3.66%
DBS Group Holdings Ltd (A)	55,000	476,036
Haw Par Corporation Limited	2	5
Keppel Land Limited (A)	150,000	139,543
Singapore Press Holdings Limited (A)	30,000	333,844
		949,428
Taiwan - 13.47%
AU Optronics Corp., ADR	30,000	357,600
China Motor Corporation, Ltd. (A)	90,000	153,756
China Steel Corporation (A)	180,000	149,514
Chinatrust Financial Holding Co., Ltd. (A)	188,700	189,534
Formosa Plastics Corporation (A)	149,936	247,318
Fubon Financial Holding Co., Ltd. (A)	350,000	335,052
Hon Hai Precision Industry Co., Ltd. (A)	137,001	538,725
Quanta Computer Inc. (A)	144,105	354,426
Sampo Corporation (A)*	350,000	152,577
Taishin Financial Holdings Co., Ltd. (A)	262,000	193,702
Taiwan Semiconductor Manufacturing
Company Ltd. (A)*	278,435	520,784
United Microelectronics Corporation (A)*	350,020	300,017
		3,493,005
United Kingdom - 4.36%
HSBC Holdings plc (A)	38,703	$610,670
Standard Chartered PLC (A)	32,000	519,333
		1,130,003
United States - 3.91%
iShares MSCI Pacific ex-Japan Index Fund	14,000	1,014,720

TOTAL COMMON STOCKS - 85.39%		$22,151,312
(Cost: $18,167,897)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 4.76%
Food and Related
General Mills, Inc.,
1.17%, Master Note	$1,234	1,234,000

Repurchase Agreement - 6.07%
J.P. Morgan Securities Inc.,0.7% Repurchase
Agreement dated 12-31-03, to be repurchased at
$1,575,061 on 1-2-04 (C)	1,575	1,575,000

TOTAL SHORT-TERM SECURITIES - 10.83%		$2,809,000

(Cost: $2,809,000)

TOTAL INVESTMENT SECURITIES - 96.22%		$24,960,312

(Cost: $20,976,897)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.78%		980,009

NET ASSETS - 100.00%		$25,940,321

Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the total value of these securities amounted to $2,604,577 or 10.04% of net assets.

(C)Collateralized by $1,573,217 United States Treasury Bond, 7.625% due 2-15-25; market value and accrued interest aggregate $1,608,504.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

      PACIFIC OPPORTUNITIES FUND

December 31, 2003
(In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $20,977) (Notes 1 and 3)	$24,960
Cash	1
Receivables:
Investment securities sold	809
Fund shares sold	195
Dividends and interest	77
Other	2

Total assets	26,044

LIABILITIES
Payable to Fund shareholders	65
Accrued management fee (Note 2)	20
Accrued distribution and service fees (Note 2)	9
Accrued shareholder servicing (Note 2)	8
Accrued accounting and administrative services fees (Note 2)	2

Total liabilities	104

Total net assets	$25,940

NET ASSETS
Capital paid in	$31,421
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(108)
Accumulated undistributed net realized loss on investment transactions	(9,356)
Net unrealized appreciation in value of investments	3,983

Net assets applicable to outstanding units of capital	$25,940

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.11
Class B	$8.61
Class C	$8.68
Class Y	$9.13
Advisor Class	$8.85
Capital shares outstanding:
Class A	1,935
Class B	658
Class C	240
Class Y	54
Advisor Class	6

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

      PACIFIC OPPORTUNITIES FUND

For the Fiscal Year Ended December 31, 2003
(In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $26)	$284
Interest and amortization	8

Total income	292

Expenses (Note 2):
Investment management fee	129
Shareholder servicing:
Class A	46
Class B	22
Class C	6
Class Y	-	*
Advisor Class	-	*
Custodian fees	41
Registration fees	41
Distribution fee:
Class B	27
Class C	8
Service fee:
Class A	20
Class B	9
Class C	2
Class Y	-	*
Accounting and administrative services fees	20
Audit fees	16
Legal fee	4
Other	16

Total	407
Less expenses in excess of contractual amount (Note 2)	(30)

Total expenses	377

Net investment loss	(85)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,607
Realized net loss on foreign currency transactions	(34)

Realized net gain on investments	2,573
Unrealized appreciation in value of investments during the period	4,130

Net gain on investments	6,703

Net increase in net assets resulting from operations	$6,618

*Not shown due to rounding.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

      PACIFIC OPPORTUNITIES FUND

(In Thousands)

	For the fiscal year ended December 31,
	2003	2002

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(85)	$(9)
Realized net gain on investments	2,573	76
Unrealized appreciation (depreciation)	4,130	(1,131)

Net increase (decrease) in net assets resulting from operations	6,618	(1,064)

Distributions to shareholders from net investment income (Note 1F):(1)
Class A	-	-
Class B	-	-
Class C	-	-
Class Y	-	N/A
Advisor Class	-	-

	-	-
Capital share transactions (Note 5)	10,753	(1,544)

Total increase (decrease)	17,371	(2,608)
NET ASSETS
Beginning of period	8,569	11,177

End of period	$25,940	$8,569

Undistributed net investment loss	$(108)	$-

(1)See "Financial Highlights" on pages 136 - 140.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      PACIFIC OPPORTUNITIES FUND

Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2003	2002		2001		2000	1999

Net asset value, beginning of period	$5.96	$6.72		$7.42		$9.15	$6.30

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01	(1)	(0.03	)(1)	0.07	0.08
Net realized and unrealized gain (loss) on investments	3.17	(0.77	)(2)	(0.66	)(2)	(1.74)	2.86

Total from investment operations	3.15	(0.76)		(0.69)		(1.67)	2.94

Less distributions from:
Net investment income	(0.00)	(0.00)		(0.01)		(0.06)	(0.08)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)	(0.00)		(0.01)		(0.06)	(0.09)

Net asset value, end of period	$9.11	$5.96		$6.72		$7.42	$9.15

Total return(3)	52.85%	-11.31	%(2)	-9.29	%(2)	-18.25%	46.72%
Net assets, end of period (in millions)	$18	$5		$6		$9	$13
Ratio of expenses to average net assets including reimbursement	2.64%	2.21%		2.21%		2.16%	2.19%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.39%	0.20%		-0.49%		0.83%	1.01%
Ratio of expenses to average net assets excluding reimbursement	2.73%	3.52%		3.57%		3.10%	2.84%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.48%	-1.11%		-1.85%		-0.11%	0.36%
Portfolio turnover rate	187%	16%		82%		108%	23%

(1)Based on average shares outstanding.

(2)Includes redemption fees added to capital.

(3)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      PACIFIC OPPORTUNITIES FUND

Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2003	2002		2001		2000	1999

Net asset value, beginning of period	$5.75	$6.56		$7.33		$9.04	$6.24

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.04	)(1)	(0.08	)(1)	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.92	(0.77)		(0.68)		(1.71)	2.81
Total from investment operations	2.86	(0.81)		(0.76)		(1.70)	2.83
Less distributions from:
Net investment income	(0.00)	(0.00)		(0.01)		(0.01)	(0.02)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)	(0.00)		(0.01)		(0.01)	(0.03)

Net asset value, end of period	$8.61	$5.75		$6.56		$7.33	$9.04

Total return	49.74%	-12.35%		-10.35%		-18.80%	45.33%
Net assets, end of period (in millions)	$6	$3		$4		$6	$8
Ratio of expenses to average net assets including reimbursement	3.46%	2.96%		2.95%		2.92%	2.97%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.15%	-0.55%		-1.22%		0.07%	0.24%
Ratio of expenses to average net assets excluding reimbursement	3.55%	4.27%		4.31%		3.86%	3.62%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-1.24%	-1.86%		-2.58%		-0.87%	-0.41%
Portfolio turnover rate	187%	16%		82%		108%	23%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      PACIFIC OPPORTUNITIES FUND

Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2003	2002		2001		2000	1999

Net asset value, beginning of period	$5.75	$6.55		$7.31		$9.07	$6.25

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03	)(1)	(0.08	)(1)	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.98	(0.77)		(0.67)		(1.71)	2.82
Total from investment operations	2.93	(0.80)		(0.75)		(1.70)	2.84
Less distributions from:
Net investment income	(0.00)	(0.00)		(0.01)		(0.06)	(0.01)
Capital gains	(0.00)	(0.00)		(0.00)		(0.00)	(0.01)

Total distributions	(0.00)	(0.00)		(0.01)		(0.06)	(0.02)

Net asset value, end of period	$8.68	$5.75		$6.55		$7.31	$9.07

Total return	50.96%	-12.21%		-10.25%		-18.79%	45.41%
Net assets, end of period (in millions)	$2	$1		$1		$2	$1
Ratio of expenses to average net assets including reimbursement	3.48%	2.94%		2.90%		3.03%	3.03%
Ratio of net investment income (loss) to average net assets including reimbursement	-1.14%	-0.53%		-1.18%		-0.03%	0.18%
Ratio of expenses to average net assets excluding reimbursement	3.57%	4.25%		4.26%		3.97%	3.68%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-1.23%	-1.84%		-2.54%		-0.97%	-0.47%
Portfolio turnover rate	187%	16%		82%		108%	23%

(1)Based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      PACIFIC OPPORTUNITIES FUND

Class Y Shares
For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 7-24-03(1) to 12-31-03

Net asset value, beginning of period	$6.85

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	2.29
Total from investment operations	2.28
Less distributions from:
Net investment income	(0.00)
Capital gains	(0.00)

Total distributions	(0.00)

Net asset value, end of period	$9.13

Total return	33.28%
Net assets, end of period (in thousands)	$497
Ratio of expenses to average net assets including reimbursement	2.01	%(2)
Ratio of net investment loss to average net assets including reimbursement	-0.40	%(2)
Ratio of expenses to average net assets excluding reimbursement	2.18	%(2)
Ratio of net investment loss to average net assets excluding reimbursement	-0.57	%(2)
Portfolio turnover rate	187	%(3)

(1)Commencement of operations of the class.

(2)Annualized.

(3)For the twelve months ended December 31, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

      PACIFIC OPPORTUNITIES FUND

Advisor Class Shares(1)
For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2003	2002	2001		2000	1999

Net asset value, beginning of period	$5.81	$6.59	$7.30		$9.03	$6.27

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04 (2)	(0.02	)(2)	0.12 (2)	0.04
Net realized and unrealized gain (loss) on investments	3.05	(0.82)	(0.68)		(1.82)	2.86
Total from investment operations	3.04	(0.78)	(0.70)		(1.70)	2.90
Less distributions from:
Net investment income	(0.00)	(0.00)	(0.01)		(0.03)	(0.13)
Capital gains	(0.00)	(0.00)	(0.00)		(0.00)	(0.01)

Total distributions	(0.00)	(0.00)	(0.01)		(0.03)	(0.14)

Net asset value, end of period	$8.85	$5.81	$6.59		$7.30	$9.03

Total return	52.32%	-11.84%	-9.58%		-18.77%	46.29%
Net assets, end of period (in thousands)	$55	$34	$3		$42	$313
Ratio of expenses to average net assets including reimbursement	2.49%	1.74%	2.03%		1.77%	1.79%
Ratio of net investment income (loss) to average net assets including reimbursement	-0.09%	0.67%	-0.31%		1.23%	1.42%
Ratio of expenses to average net assets excluding reimbursement	2.65%	3.05%	3.39%		2.71%	2.44%
Ratio of net investment income (loss) to average net assets excluding reimbursement	-0.25%	-0.64%	-1.67%		0.29%	0.77%
Portfolio turnover rate	187%	16%	82%		108%	23%

(1)See Note 5 to financial statements.

(2)Based on average shares outstanding.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

      December 31, 2003

Note 1 - Significant Accounting Policies

Ivy Funds (formerly Ivy Fund (see Note 7)) (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust issues fifteen series of capital shares; each series represents ownership of a separate mutual fund ("Fund"). Ivy Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund (the "Funds") are eight of those mutual funds and are the only funds included in these financial statements. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency. See Note 1C.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Trust combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Trust's financial statements. Gains or losses are realized by the Trust at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Trust uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes - It is the Trust's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Trust intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

F. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

	Accumulated Realized Capital Gains	Accumulated Undistributed Net Investment Income	Capital Paid-in

Cundill Global Value Fund	$(55,299)	$-	$55,299
Global Natural Resources Fund	(280,667)	278,047	2,620
International Fund	-	1,063,809	(1,063,809)
International Value Fund	-	363,277	(363,277)
Pacific Opportunities Fund	11,268,054	10,953	(11,279,007)
G. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Trust's custodian bank.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management And Payments To Affiliated Persons

Waddell & Reed Ivy Investment Company ("WRIICO"), a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") , serves as the investment manager for each Fund except for Ivy Global Natural Resources Fund. WRIICO provides advice and supervises investments for which services it is paid a fee. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Cash Reserves (formerly
Money Market Fund)
(see Note 7)	All levels	0.40%

Cundill Global Value	All levels	1.00%

Dividend Income	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

European Opportunities	Up to $250 Million	1.00%
	Over $250 Million up to $500 Million	0.85%
	Over $500 Million	0.75%

Global Natural Resources	All levels	1.00%

International	Up to $2 Billion	1.00%
	Over $2 Billion up to $2.5 Billion	0.90%
	Over $2.5 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.70%

International Value	All levels	1.00%

Pacific Opportunities	All levels	1.00%

Mackenzie Financial Corporation ("MFC") serves as the investment adviser for Ivy Global Natural Resources Fund and is responsible for selecting the Fund's portfolio investments. For these services, MFC receives a fee that is equal to, on an annual basis, 0.50% of the Fund's average net assets. During the period covered by this report, management determined that the Fund's advisory contract had lapsed due to an administrative oversight. WRIICO and WDR are taking all corrective actions necessary.

Peter Cundill & Associates, Inc. serves as subadvisor to Ivy Cundill Global Value Fund under an agreement with WRIICO and receives a fee that is equal to, on an annual basis, 0.50% of the Fund's average net assets.

Henderson Global Investors (North America) Inc. ("HGINA") serves as subadvisor to Ivy European Opportunities Fund under an agreement with WRIICO. Henderson Investment Management Ltd., under a subadvisory agreement with HGINA, serves as subadvisor to the Fund. HGINA receives a fee payable monthly at an annual rate of 0.45% of the first $100,000,000 of net assets and 0.40% thereafter of the portion of the Fund's average daily net assets managed by HGINA.

These fees are accrued daily and are paid monthly. However, WRIICO has voluntarily agreed to waive its management fee for Dividend Income Fund on any day that the Fund's net assets are less than $25 million, subject to WRIICO's right to change or modify this waiver. During the fiscal period ended December 31, 2003, WRIICO waived its fee of $42,350.

Pursuant to a Master Fund Accounting Services Agreement, WRIICO provides certain accounting and pricing services for each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Accounting Services Agreement to Waddell & Reed Services Company ("WRSCO"), an indirect subsidiary of WDR. Prior to July 1, 2003, as compensation for those services, each Fund paid a monthly fee plus out-of-pocket expenses as incurred. The monthly fee was based upon the net assets of each Fund, except Ivy Cash Reserves Fund, at the preceding month end at the following rates:

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level
From	$0 to	$10	$1,250
From	$10 to	$40	$2,500
From	$40 to	$75	$5,000
From	$75 and Over		$6,500

The monthly fee for the Ivy Cash Reserves Fund was 0.10%, on an annual basis, of that Fund's average net assets.

After July 1, 2003, for these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C, Class I and Advisor Class shares, for each shareholder account that was in existence at any time during the prior month: Dividend Income Fund pays WRSCO a monthly fee of $1.5792; and Cundill Global Value Fund, European Opportunities Fund, Global Natural Resources Fund, International Fund, International Value Fund, and Pacific Opportunities Fund each pay the Agent a monthly fee of $1.5042. Cash Reserves Fund pays the Agent a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. For Class Y shares, each Fund pays the Agent a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WRSCO for certain out-of-pocket costs for all classes. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WRSCO if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. WRSCO pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

Pursuant to an Administrative Services Agreement, WRIICO provides certain administrative services to each Fund. As of March 18, 2003, WRIICO assigned its responsibilities under the Administrative Services Agreement to WRSCO. Prior to July 1, 2003, as compensation for these services, each Fund (except with respect to its Class I shares) paid WRIICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares paid WRIICO a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Class I shares were closed to further investment effective February 18, 2003. As of July 1, 2003, the administrative fee for each Fund will be a monthly fee at the annual rate of 0.01% of each Fund's average daily net assets.

Outside of providing administrative services to the Trust, as described above, WRIICO may also act on behalf of Ivy Funds Distributor, Inc. ("IFDI"), a wholly-owned subsidiary of WRIICO, in paying commissions to broker-dealers with respect to sales of shares of each Fund.

As principal underwriter for the Trust's shares, IFDI receives sales commissions (which are not an expense of the Trust) for Class A shares. A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B, Class C or certain Class A shares and is paid to IFDI. During the period ended December 31, 2003, IFDI received the following amounts in sales commissions and deferred sales charges:

	Sales Commissions		CDSC

		Class A	Class B	Class C

Cash Reserves Fund	$-	$-	$5,979	$70
Cundill Global Value Fund	183,095	-	4,671	1,909
Dividend Income Fund	88,695	-	56	1
European Opportunities Fund	49,479	-	60,163	4,022
Global Natural Resources Fund	319,272	6,561	30,671	4,570
International Fund	7,894	10,111	11,498	21,271
International Value Fund	12,414	-	18,920	11,783
Pacific Opportunities Fund	56,295	1	1,670	6

With respect to Class A, Class B and Class C shares, IFDI pays sales commissions and all expenses in connection with the sale of the Trust's shares, except for registration fees and related expenses. During the period ended December 31, 2003, IFDI paid the following amounts:

Cash Reserves Fund	$-
Cundill Global Value Fund	276,804
Dividend Income Fund	69,824
European Opportunities Fund	49,629
Global Natural Resources Fund	702,217
International Fund	29,281
International Value Fund	31,758
Pacific Opportunities Fund	27,686

Under a Distribution and Service Plan for Class A shares adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (except for Cash Reserves Fund) may pay a distribution and/or service fee to IFDI in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse IFDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Trust for Class B shares and Class C shares, respectively, each Fund (except for Cash Reserves Fund) may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of a Fund's average annual net assets attributable to that class to compensate IFDI for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

Under the Class Y Plan, each Fund (except for Cash Reserves Fund) may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of a Fund's Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

WRIICO has agreed to reimburse a Fund's expenses, except for Dividend Income Fund, for the fiscal year ended December 31, 2003, and for the following seven years, to the extent necessary to ensure that the Fund's annual operating expenses, when calculated at the Fund level, do not exceed 2.5% (0.85% for Cash Reserves Fund) of the Fund's average net assets (excluding 12b-1 fees and certain other expenses.) During the period ended December 31, 2003, WRIICO reimbursed Funds' expenses as shown in the following table:

Cash Reserves Fund	$142,882
Cundill Global Value Fund	27,000
Pacific Opportunities Fund	30,326

The Trust paid Directors' fees of $78,736, which are included in other expenses.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the period ended December 31, 2003 are summarized as follows:

	Cundill Global Value Fund	Dividend Income Fund	European Opportunities Fund

Purchases of investment securities, excluding short-term and United States Government securities	$26,337,611	$19,634,743	$84,116,948
Purchases of United States Government securities	-	-	-
Purchases of short-term securities	1,015,813,726	211,687,896	393,750,482
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	2,872,311	876,295	94,416,615
Proceeds from maturities and sales of United StatesGovernment securities	-	-	-
Proceeds from maturities and sales of short-term securities	997,612,000	209,892,000	387,379,000

	Global Natural Resources Fund	International Fund	International Value Fund

Purchases of investment securities, excluding short-term and United States Government securities	$100,498,756	$241,177,743	$56,289,786
Purchases of United States Government securities	-	-	-
Purchases of short-term securities	675,684,755	1,715,841,784	457,780,732
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	30,396,374	302,796,245	69,550,735
Proceeds from maturities and sales of United States Government securities	-	-	-
Proceeds from maturities and sales of short-term securities	658,089,000	1,713,306,000	456,724,933

Pacific Opportunities Fund

Purchases of investment securities, excluding short-term and United States Government securities	$25,284,463
Purchases of United States Government securities	-
Purchases of short-term securities	303,063,941
Proceeds from maturities and sales of investment securities, excluding short-term and United States Government securities	21,256,846
Proceeds from maturities and sales of United States Government securities	-
Proceeds from maturities and sales of short-term securities	300,529,000

For Federal income tax purposes, cost of investments owned at December 31, 2003 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Cash Reserves Fund	$9,382,125	$-	$-	$-
Cundill Global Value Fund	47,306,175	4,721,051	11,882	4,709,169
Dividend Income Fund	20,542,332	1,814,707	45,836	1,768,871
European Opportunities Fund	74,907,904	23,066,162	1,017,364	22,048,798
Global Natural Resources Fund	120,287,606	27,795,502	429,381	27,366,121
International Fund	168,947,363	31,157,784	7,906,557	23,251,227
International Value Fund	35,582,594	6,789,005	80,742	6,708,263
Pacific Opportunities Fund	21,142,723	4,024,914	207,325	3,817,589

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2003 and the related Capital Loss Carryover and Post-October activity were as follows:

	Cash Reserves Fund	Cundill Global Value Fund	Divident Income Fund

Net ordinary income	$58,029	$570,171	$64,082
Distributed ordinary income	61,343	100,180	55,886
Undistributed ordinary income	8,107	469,991	8,195

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	-	-	14,117

Post-October losses deferred	-	293,679	-

	European Opportunities Fund	Global Natural Resources Fund	International Fund

Net ordinary income	$207,309	$136,291	$-
Distributed ordinary income	116,224	273,952	-
Undistributed ordinary income	91,085	139,038	-

Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-

Capital loss carryover	12,058,021	288,710	47,213,802

Post-October losses deferred	-	110,836	34,155

	International Value Fund	Pacific Opportunities Fund

Net ordinary income	$-	$-
Distributed ordinary income	-	-
Undistributed ordinary income	-	-

Realized long-term capital gains	-	-
Distributed long-term capital gains	-	-
Undistributed long-term capital gains	-	-

Capital loss carryover	2,150,883	-

Post-October losses deferred	3,742	11,592

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Cundill Global Value Fund	Dividend Income Fund	European Opportunities Fund

December 31, 2009	$60,918	$-	$37,308,323
December 31, 2010	268,343	-	29,411,986
December 31, 2011	-	14,117	12,058,021

Total carryover	$329,261	$14,117	$78,778,330

	Global Natural Resources Fund	International Fund	International Value Fund

December 31, 2005	$607,025	$-	$-
December 31, 2006	1,922,159	-	3,103,432
December 31, 2007	5,085,547	-	-
December 31, 2008	-	-	1,064,641
December 31, 2009	-	141,106,019	3,396,958
December 31, 2010	1,275,367	126,565,198	8,128,361
December 31, 2011	288,710	47,213,802	2,150,883

Total carryover	$9,178,808	$314,885,019	$17,844,275

Pacific Opportunities Fund

December 31, 2004	$242,937
December 31, 2005	1,050,976
December 31, 2006	4,394,757
December 31, 2007	285,649
December 31, 2008	1,009,302
December 31, 2009	2,024,330
December 31, 2010	277,529

Total carryover	$9,285,480

Ivy Developing Markets Fund was merged into Ivy Pacific Opportunities Fund as of June 16, 2003 (see Note 6). At the time of the merger, Ivy Developing Markets Fund had capital loss carryovers available to offset future gains of the Ivy Pacific Opportunities Fund. These carryovers are limited to $242,937 for each period ending from December 31, 2004 and $157,220 for each period ending December 31, 2005 through 2010 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

Each Fund within the Trust (other than Cash Reserves Fund which offers only Class A, Class B and Class C shares) offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Each Fund within this report (other than Cash Reserves Fund and Dividend Income Fund) also offered Advisor Class shares and Cundill Global Value Fund, European Opportunities Fund and International Fund also offered Class I shares.    Advisor Class and Class I shares are no longer available for investment. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectuses and the Statement of Additional Information for the Trust.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal period ended December 31, 2003 are summarized below. Amounts are in thousands.

	Cash Reserves Fund	Cundill Global Value Fund	Dividend Income Fund

Shares issued from sale of shares:
Class A
	3,858	2,575	1,485
Class B
	13,680	497	142
Class C
	58,100	1,182	438
Class Y
	N/A	120	55
Advisor Class
	N/A	143	N/A
Class I
	N/A	- *	N/A
Shares issued from reinvestment of dividends:
Class A
	33	7	5
Class B
	18	-	- *
Class C
	3	-	- *
Class Y
	N/A	- *	- *
Advisor Class
	N/A	1	N/A
Class I
	N/A	- *	N/A
Shares redeemed:
Class A
	(12,342)	(161)	(64)
Class B
	(16,820)	(83)	(3)
Class C
	(58,732)	(232)	(10)
Class Y
	N/A	(19)	- *
Advisor Class
	N/A	(76)	N/A
Class I
	N/A	- *	N/A

Increase (decrease) in outstanding capital shares	(12,202)	3,954	2,048

*Not shown due to rounding.
Value issued from sale of shares:
Class A
	$3,858	$27,522	$15,123
Class B
	13,680	5,090	1,446
Class C
	58,100	11,674	4,455
Class Y
	N/A	1,282	549
Advisor Class
	N/A	1,190	N/A
Class I
	N/A	- *	N/A
Value issued from reinvestment of dividends:
Class A
	33	77	47
Class B
	18	-	1
Class C
	3	-	3
Class Y
	N/A	3	2
Advisor Class
	N/A	15	N/A
Class I
	N/A	- *	N/A
Value redeemed:
Class A
	(12,342)	(1,671)	(655)
Class B
	(16,820)	(785)	(28)
Class C
	(58,732)	(2,000)	(108)
Class Y
	N/A	(206)	- *
Advisor Class
	N/A	(778)	N/A
Class I
	N/A	- *	N/A

Increase (decrease) in outstanding capital	$(12,202)	$41,413	$20,835

*Not shown due to rounding.

	European Opportunities Fund	Global Natural Resources Fund	International Fund

Shares issued from sale of shares:
Class A
	932	4,740	3,995
Class B
	491	776	99
Class C
	597	1,833	2,887
Class Y
	139	79	6
Advisor Class
	3,100	205	-
Class I
	-	N/A	959
Shares issued from reinvestment of dividends:
Class A
	4	14	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	- *	- *	-
Advisor Class
	-	- *	-
Class I
	1	N/A	-
Shares redeemed:
Class A
	(597)	(524)	(5,742)
Class B
	(892)	(226)	(1,674)
Class C
	(893)	(178)	(3,164)
Class Y
	(1)	(2)	- *
Advisor Class
	(3,322)	(225)	- *
Class I
	(1)	N/A	(1,006)

Increase (decrease) in outstanding capital shares	(442)	6,492	(3,640)

*Not shown due to rounding.
Value issued from sale of shares:
Class A
	$15,854	$68,336	$67,491
Class B
	7,360	10,480	1,593
Class C
	7,935	24,953	44,651
Class Y
	2,176	1,181	117
Advisor Class
	39,824	2,276	- *
Class I
	- *	N/A	15,323
Value issued from reinvestment of dividends:
Class A
	70	226	-
Class B
	-	-	-
Class C
	-	-	-
Class Y
	1	3	-
Advisor Class
	12	2	-
Class I
	- *	N/A	-
Value redeemed:
Class A
	(8,450)	(6,805)	(98,667)
Class B
	(12,783)	(2,747)	(27,506)
Class C
	(12,151)	(2,162)	(49,741)
Class Y
	(8)	(21)	- *
Advisor Class
	(43,719)	(2,550)	(3)
Class I
	(11)	N/A	(16,095)

Increase (decrease) in outstanding capital	$(3,890)	$93,172	$(62,837)

*Not shown due to rounding.

	International Value Fund	Pacific Opportunities Fund

Shares issued from sale of shares:
Class A
	407	2,262
Class B
	468	1,770
Class C
	2,462	420
Class Y
	13	55
Advisor Class
	899	-
Shares issued in connection with merger of Ivy Developing Markets Fund:
Class A
	N/A	262
Class B
	N/A	229
Class C
	N/A	56
Class Y
	N/A	-
Advisor Class
	N/A	5
Shares issued from reinvestment of dividends:
Class A
	-	-
Class B
	-	-
Class C
	-	-
Class Y
	-	-
Advisor Class
	-	-
Shares redeemed:
Class A
	(528)	(1,480)
Class B
	(1,587)	(1,808)
Class C
	(2,863)	(330)
Class Y
	- *	(1)
Advisor Class
	(911)	(4)

Increase (decrease) in outstanding capital shares	(1,640)	1,436

*Not shown due to rounding.
Value issued from sale of shares:
Class A
	$3,283	$16,622
Class B
	3,706	11,146
Class C
	17,505	2,577
Class Y
	105	428
Advisor Class
	6,790	-
Value issued in connection with merger of Ivy Developing Markets Fund:
Class A
	N/A	1,714
Class B
	N/A	1,432
Class C
	N/A	353
Class Y
	N/A	-
Advisor Class
	N/A	34
Value issued from reinvestment of dividends:
Class A
	-	-
Class B
	-	-
Class C
	-	-
Class Y
	-	-
Advisor Class
	-	-
Value redeemed:
Class A
	(4,223)	(9,618)
Class B
	(12,340)	(11,772)
Class C
	(20,799)	(2,046)
Class Y
	- *	(7)
Advisor Class
	(6,945)	(110)

Increase (decrease) in outstanding capital	$(12,918)	$10,753

*Not shown due to rounding.

Transactions in capital stock for the fiscal year ended December 31, 2002 are summarized below. Amounts are in thousands.

	Cash Reserves Fund	Cundill Global Value Fund	European Opportunities Fund

Shares issued from sale of shares:
Class A
	18,445	158	781
Class B
	8,741	176	280
Class C
	14,600	72	231
Advisor Class
	N/A	656	1,033
Class I
	N/A	5	6
Shares issued from reinvestment of dividends:
Class A
	105	1	-
Class B
	52	2	-
Class C
	4	1	-
Advisor Class
	N/A	2	-
Class I
	N/A	- *	-
Shares redeemed:
Class A
	(16,770)	(14)	(1,490)
Class B
	(9,368)	(17)	(866)
Class C
	(14,310)	(22)	(576)
Advisor Class
	N/A	(577)	(1,269)
Class I
	N/A	-	(5)

Increase (decrease) in outstanding capital shares	1,499	443	(1,875)

*Not shown due to rounding.

Value issued from sale of shares:
Class A
	$18,445	$1,414	$10,573
Class B
	8,741	1,596	3,645
Class C
	14,600	633	3,089
Advisor Class
	N/A	6,313	14,306
Class I
	N/A	44	89
Value issued from reinvestment of dividends:
Class A
	105	12	-
Class B
	52	15	-
Class C
	4	5	-
Advisor Class
	N/A	13	-
Class I
	N/A	- *	-
Value redeemed:
Class A
	(16,770)	(130)	(19,971)
Class B
	(9,368)	(150)	(11,547)
Class C
	(14,310)	(177)	(7,785)
Advisor Class
	N/A	(5,320)	(17,295)
Class I
	N/A	-	(58)

Increase (decrease) in outstanding capital	$1,499	$4,268	$(24,954)

*Not shown due to rounding.

	Global Natural Resources Fund	International Fund	International Value Fund

Shares issued from sale of shares:
Class A
	1,994	4,967	1,425
Class B
	483	138	287
Class C
	559	551	528
Advisor Class
	612	- *	3
Class I
	N/A	949	N/A
Shares issued from reinvestment of dividends:
Class A
	7	1	- *
Class B
	- *	- *	-
Class C
	- *	- *	-
Advisor Class
	- *	-	-
Class I
	N/A	- *	N/A
Shares redeemed:
Class A
	(1,214)	(13,873)	(1,852)
Class B
	(196)	(2,587)	(1,599)
Class C
	(255)	(1,005)	(1,063)
Advisor Class
	(605)	- *	(27)
Class I
	N/A	(1,688)	N/A

Increase (decrease) in outstanding capital shares	1,385	(12,547)	(2,298)

Value issued from sale of shares:
Class A
	$25,085	$90,325	$11,972
Class B
	5,825	2,450	2,318
Class C
	6,863	9,231	3,795
Advisor Class
	7,969	8	23
Class I
	N/A	16,231	N/A
Value issued from reinvestment of dividends:
Class A
	85	15	- *
Class B
	- *	7	-
Class C
	3	1	-
Advisor Class
	3	-	-
Class I
	N/A	- *	N/A
Value redeemed:
Class A
	(14,855)	(265,049)	(15,451)
Class B
	(2,245)	(46,943)	(12,993)
Class C
	(2,969)	(17,551)	(8,264)
Advisor Class
	(7,968)	(10)	(236)
Class I
	N/A	(29,561)	N/A

Increase (decrease) in outstanding capital	$17,796	$(240,846)	$(18,836)

*Not shown due to rounding.

Pacific Opportunities Fund

Shares issued from sale of shares:
Class A
1,020
Class B
587
Class C
236
Advisor Class
413
Shares issued from reinvestment of dividends:
Class A
- *
Class B
-
Class C
-
Advisor Class
-
Shares redeemed:
Class A
(1,064)
Class B
(726)
Class C
(282)
Advisor Class
(408)

Decrease in outstanding capital shares	(224)

Value issued from sale of shares:
Class A
$6,632
Class B
3,598
Class C
1,391
Advisor Class
2,523
Value issued from reinvestment of dividends:
Class A
- *
Class B
-
Class C
-
Advisor Class
-
Value redeemed:
Class A
(6,846)
Class B
(4,596)
Class C
(1,724)
Advisor Class
(2,522)

Decrease in outstanding capital	$(1,544)

*Not shown due to rounding.

NOTE 6 - Acquisition of Ivy Developing Markets Fund

On June 16, 2003, Ivy Pacific Opportunities Fund acquired all the net assets of Ivy Developing Markets Fund pursuant to a plan of reorganization approved by the shareholders of Developing Markets Fund on June 10, 2003. The acquisition was accomplished by a tax-free exchange of 551,715 shares of Pacific Opportunities Fund (valued at $3,533,026) for the 576,365 shares of Developing Markets Fund outstanding on June 16, 2003. Developing Markets Fund had net assets of $3,533,026, including $229,612 of net unrealized appreciation in value of investment and $12,504,526 of accumulated net realized losses on investments, which were combined with those of Pacific Opportunities Fund. The aggregate net assets of Pacific Opportunities Fund and Developing Markets Fund immediately before the acquisition were $9,010,093 and $3,533,026, respectively. The aggregate net assets of Pacific Opportunities Fund and Developing Markets Fund immediately following the acquisition were $12,543,119 and $0, respectively. Transactions in capital stock related to the exchange were as follows:

	Shares Exchanged	Value

Class A shares	261,680	$1,714,035
Class B shares	228,388	1,431,993
Class C shares	56,366	353,413
Advisor Class shares	5,281	33,585

Total	551,715	$3,533,026

NOTE 7 - Name Change

On June 16, 2003, Ivy Money Market Fund changed its name to Ivy Cash Reserves Fund. On July 23, 2003, the Trust changed its name from Ivy Fund to Ivy Funds.

NOTE 8 - Other Tax Information

International Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy Global Natural Resources Fund elected to pass through $34,515, $217,527 and $47,510, respectively, of creditable foreign taxes to their shareholders.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and
Shareholders of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Cash Reserves Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund, and Ivy Pacific Opportunities Fund (collectively the "Funds") comprising Ivy Funds, (formerly Ivy Fund) as of December 31, 2003, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and financial highlights for each of the two fiscal years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the periods presented in the three-year period ended December 31, 2001 were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Funds comprising Ivy Funds as of December 31, 2003, the results of their operations for the fiscal year then ended, the changes in their net assets and their financial highlights for each of the two fiscal years then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 20, 2004

SHAREHOLDER MEETING RESULTS

On June 10, 2003, a special shareholder meeting (the "Meeting") was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202, for the following purposes (and with the following results):

Proposal 1: For shareholders of Ivy Bond Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy Bond Fund to, and the assumption of all of the liabilities of the Ivy Bond Fund by, the Waddell & Reed Advisors Bond Fund in exchange for shares of the Waddell & Reed Advisors Bond Fund and the distribution of such shares to the shareholders of the Ivy Bond Fund in complete liquidation of the Ivy Bond Fund.

For	Against	Abstain
3,257,281.407	94,762.496	145,628.813

Proposal 2: For shareholders of Ivy Developing Markets Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy Developing Markets Fund to, and the assumption of all of the liabilities of the Ivy Developing Markets Fund by, the Ivy Pacific Opportunities Fund in exchange for shares of the Ivy Pacific Opportunities Fund and the distribution of such shares to the shareholders of the Ivy Developing Markets Fund in complete liquidation of the Ivy Developing Markets Fund.

For	Against	Abstain
319,151.208	40,170.660	14,465.961

Proposal 3: For shareholders of Ivy Global Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy Global Fund to, and the assumption of all of the liabilities of the Ivy Global Fund by, the W&R International Growth Fund in exchange for shares of the W&R International Growth Fund and the distribution of such shares to the shareholders of the Ivy Global Fund in complete liquidation of the Ivy Global Fund.

For	Against	Abstain
326,001.256	13,725.875	16,896.893

Proposal 4: For shareholders of Ivy Global Science & Technology Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy Global Science & Technology Fund to, and the assumption of all of the liabilities of the Ivy Global Science & Technology Fund by, the W&R Science and Technology Fund in exchange for shares of the W&R Science and Technology Fund and the distribution of such shares to the shareholders of the Ivy Global Science & Technology Fund in complete liquidation of the Ivy Global Science & Technology Fund.

For	Against	Abstain
664,589.427	21,798.471	17,157.064

Proposal 5: For shareholders of Ivy Growth Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy Growth Fund to, and the assumption of all of the liabilities of the Ivy Growth Fund by, the Waddell & Reed Advisors Accumulative Fund in exchange for shares of the Waddell & Reed Advisors Accumulative Fund and the distribution of such shares to the shareholders of the Ivy Growth Fund in complete liquidation of the Ivy Growth Fund.

For	Against	Abstain
7,377,508.539	400,479.235	388,779.334

Proposal 6: For shareholders of Ivy US Blue Chip Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy US Blue Chip Fund to, and the assumption of all of the liabilities of the Ivy US Blue Chip Fund by, the W&R Core Equity Fund in exchange for shares of the W&R Core Equity Fund and the distribution of such shares to the shareholders of the Ivy US Blue Chip Fund in complete liquidation of the Ivy US Blue Chip Fund.

For	Against	Abstain
2,434,023.427	92,702.211	168,961.772

Proposal 7: For shareholders of Ivy US Emerging Growth Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy US Emerging Growth Fund to, and the assumption of all of the liabilities of the Ivy US Emerging Growth Fund by, the W&R Mid Cap Growth Fund in exchange for shares of the W&R Mid Cap Growth Fund and the distribution of such shares to the shareholders of the Ivy US Emerging Growth Fund in complete liquidation of the Ivy US Emerging Growth Fund.

For	Against	Abstain
1,085,306.521	28,419.214	43,382.116

Proposal 8: For shareholders of Ivy International Small Companies Fund, to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Ivy International Small Companies Fund to, and the assumption of all of the liabilities of the Ivy International Small Companies Fund by, the W&R International Growth Fund in exchange for shares of the W&R International Growth Fund and the distribution of such shares to the shareholders of the Ivy International Small Companies Fund in complete liquidation of the Ivy International Small Companies Fund. Due to lack of sufficient votes from shareholders of Ivy International Small Companies Fund, the Meeting for these shareholders was adjourned until June 12, 2003. Following is the shareholder vote from that adjourned Meeting:

For	Against	Abstain
335,596.194	12,474.405	13,605.144

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you in the Funds shown on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Corporations				For Individuals

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid	Qualifying	Non- Qualifying	Long-Term Capital Gain	Foreign Tax Paid

Cundill Global Value Fund Class A
12-17-03	$0.03500	$0.00115	$0.03385	$-	$0.00800	$0.03500	$-	$-	$0.00800

Class Y
12-17-03	$0.04100	$0.00135	$0.03965	$-	$0.00800	$0.04100	$-	$-	$0.00800

Advisor Class
12-17-03	$0.06300	$0.00208	$0.06092	$-	$0.00800	$0.06300	$-	$-	$0.00800

Class I
12-17-03	$0.06300	$0.00208	$0.06092	$-	$0.00800	$0.06300	$-	$-	$0.00800

European Opportunities Fund Class A
12-17-03	$0.04300	$-	$0.04300	$-	$0.04400	$0.04300	$-	$-	$0.04400

Class Y
12-17-03	$0.06800	$-	$0.06800	$-	$0.04400	$0.06800	$-	$-	$0.04400

Advisor Class
12-17-03	$0.12500	$-	$0.12500	$-	$0.04400	$0.12500	$-	$-	$0.04400

Class I
12-17-03	$0.10600	$-	$0.10600	$-	$0.04400	$0.10600	$-	$-	$0.04400

Global Natural Resources Fund Class A
12-17-03	$0.05300	$-	$0.05300	$-	$0.00500	$-	$0.05300	$-	$0.00500

Class Y
12-17-03	$0.06000	$-	$0.06000	$-	$0.00500	$-	$0.06000	$-	$0.00500

Advisor Class
12-17-03	$0.09300	$-	$0.09300	$-	$0.00500	$-	$0.09300	$-	$0.00500

Dividends are declared and recorded by each of the following Funds on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended December 31, 2003:

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals		For Corporations

Record Date	Total	Ordinary Income	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Cash Reserves Fund Class A, Class B and Class C
January 2003 through December 2003	100.0000%	100.000%	- %	- %	100.000%	- %

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Trustees of Ivy Funds

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex. The Ivy Family of Funds is comprised of the funds in Ivy Funds, Inc. and Ivy Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc.

Each of the individuals listed below serves as a director or trustee for each of the funds within the Ivy Family of Funds. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors of each of the funds in the Advisors Fund Complex.

Two of the Trustees are considered by Ivy Funds and its counsel to be "interested persons" of the Funds or of their investment manager because of their employment by Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries. The other directors (more than a majority of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including Ivy Funds Distributor, Inc. (IFDI), Waddell & Reed Ivy Investment Company (WRIICO), and Waddell & Reed Services Company (WRSCO).

Independent Trustees Jarold W. Boettcher (63)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by

Trustee: 28 Trustee since: 2002

Principal Occupations During Past 5 Years: President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); President of Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present)

Other Directorships held by Director: Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Director of Ivy Funds, Inc. (formerly, W&R Funds, Inc.)

James D. Gressett (53)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee

Number of portfolios overseen by Trustee: 28

Trustee since: 2002 Principal Occupations During Past 5 Years: CEO of PacPizza, Inc. (Pizza Hut franchise) (2000 to present); Secretary of Street Homes, LLP (homebuilding company) (2001 to present); President of Alien, Inc. (real estate development), 1997 to 2001

Other Directorships held by Director: Director of Collins Financial Services, a debt recovery company; Director of Ivy Funds, Inc.

Joseph Harroz, Jr. (37)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee Number of portfolios overseen by Trustee: 68

Trustee since: 2002 Principal Occupations During Past 5 Years: Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present) Other Directorships held by Director: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Glendon E. Johnson, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee Number of portfolios overseen by Trustee: 28

Trustee since: 2002 Principal Occupation During Past 5 Years: Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Member/Manager, Castle Valley Ranches, LLC (ranching) (1995 to present) Other Directorships held by Director: Director of Ivy Funds, Inc.

Eleanor B. Schwartz (66)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee Number of portfolios overseen by Trustee: 68

Trustee since: 2002

Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present) Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)

Other Directorships held by Director: Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Michael G. Smith (59)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupation During Past 5 Years: Retired; Managing Director-Institutional Sales, Merrill Lynch (1983-1999) Other Directorships held by Director: Director, Executive Board, Cox Business School, Southern Methodist University; Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (29 portfolios overseen); Director of Ivy Funds, Inc.

Edward M. Tighe (61)

6300 Lamar Avenue, Overland Park, KS 66202

Position held with Fund: Trustee Number of portfolios overseen by Trustee: 28

Trustee since: 2002

Principal Occupation During Past 5 Years: Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting); CEO and Director of Asgard Holding, LLC (computer network and security services); President of Global Mutual Fund Services; President and CEO of Global Technology

Other Directorships held by Director: Director of Hansberger Institutional Funds (2 portfolios overseen); Director of Ivy Funds, Inc.

Interested Trustees

Henry J. Herrmann (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Trustee and President Number of portfolios overseen by Trustee: 68

Trustee since: 2002;

President since: 2002

Principal Occupation(s) During Past 5 Years: President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIICO (2002 to present); President and Chief Executive Officer of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of WRIICO, (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President of each of the Funds in the Fund Complex (2001 to present); Treasurer of WDR (1998 to 1999)

Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman and Director, Ivy Services. Inc., an affiliate of WRIICO; Director of WDR, W&R, WRIMCO and WRIICO; Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Keith A. Tucker (59)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Chairman of the Board of Trustees and Trustee Number of portfolios overseen by Trustee: 68

Trustee since: 2002; Chairman of the Board of Trustees since: 2002

Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors of W&R, WRIMCO and WRSCO (1993 to present)

Other Directorships held by Director: Director of WDR,W&R, WRIMCO and WRSCO; Director of Ivy Funds, Inc. and each fund in the Advisors Fund Complex

Officers

Theodore W. Howard (61)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Treasurer since 2003; Principal Accounting Officer, Vice President and Principal Financial Officer since 2002

Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of WRSCO (1988 to 2001)

Directorships held: None

Kristen A. Richards (36)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Secretary and Associate General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the Funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)

Directorships held: None

Daniel C. Schulte (38)

6300 Lamar Avenue, Overland Park, KS 66202

Positions held with Fund: Vice President, Assistant Secretary and General Counsel, since 2002

Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Secretary of WDR (2000 to 2003); Assistant Secretary of WDR (1998 to 2000)

Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by us which can be obtained from your financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to us. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Ivy Funds Family

Global/International Funds
Ivy Cundill Global Value Fund
Ivy European Opportunities Fund
Ivy International Fund
Ivy International Balanced Fund
Ivy International Growth Fund
Ivy International Value Fund
Ivy Pacific Opportunities Fund

Domestic Equity Funds

Ivy Core Equity Fund
Ivy Dividend Income Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Tax-Managed Equity Fund
Ivy Value Fund

Fixed Income Funds

Ivy Bond Fund
Ivy High Income Fund
Ivy Limited-Term Bond Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund

Money Market Funds

Ivy Money Market Fund

Specialty Funds

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Global Natural Resources Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund

1.800.777.6472
Visit us online at www.ivyfunds.com

The Ivy Funds are managed by Waddell & Reed Ivy Investment Company and distributed by its subsidiary,
Ivy Funds Distributor, Inc.

Waddell & Reed Financial, Inc., the ultimate parent company of Ivy Funds Distributor, Inc., acquired the investment adviser to the Ivy Funds in December 2002.

For more complete information on any of the Ivy Funds, including charges and expenses, please obtain a prospectus by calling the number listed above or online at www.ivyfunds.com. Please read the prospectus carefully before investing.

WRR3300A (12-03)

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, Glendon E. Johnson, Jr. and Michael G. Smith is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Johnson and Mr. Smith is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2002	$232,500
		2003	163,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2002	$ ---
		2003	3,789

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2002	$ ---
		2003	42,849

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2002	$---
		2003	530

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	100% of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

$0 and $47,168 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $89,075 and $128,335 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls over financial reporting that occurred over the registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ivy Funds

(Registrant)

By    /s/Kristen A. Richards
     Kristen A. Richards, Vice President and Secretary

Date March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Henry J. Herrmann
     Henry J. Herrmann, President and Principal Executive Officer

Date March 10, 2004

By    /s/Theodore W. Howard
     Theodore W. Howard, Treasurer and Principal Financial Officer

Date March 10, 2004